Registration No. 033-17423
Investment Company Act No. 811-05339

AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON JANUARY 26, 2016

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A`

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[	X	]
Pre-Effective Amendment No.		[		]
Post-Effective Amendment No.	38	[	X	]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[	X	]
Amendment No.	39	[	X	]

(Check Appropriate Box or Boxes)

CONCORDE FUNDS, INC.
(Exact Name of Registrant as Specified in Charter)

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
(Address of Principal Executive Offices)(Zip Code)

(972) 701-5400
(Registrant's Telephone Number, Including Area Code)

Gary B. Wood, Ph.D.
Concorde Financial Corporation
(d/b/a Concorde Investment Management)
1000 Three Lincoln Centre
5430 LBJ Freeway LB3
Dallas, Texas 75240-2650
(Name and Address of Agent For Service)

WITH A COPY TO:
Peter D. Fetzer
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

It is proposed that this filing will become effective (check appropriate box):

[		]	immediately upon filing pursuant to paragraph (b)
[	X	]	On January 29, 2016 pursuant to paragraph (b)
[		]	60 days after filing pursuant to paragraph (a)(1)
[		]	on (date) pursuant to paragraph (a)(1)
[		]	75 days after filing pursuant to paragraph (a)(2)
[		]	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[	]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS	January 29, 2016

(Ticker Symbol: CONVX)

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.

Concorde Funds, Inc.
1000 Three Lincoln Centre
5430 LBJ Freeway LB3
Dallas, Texas 75240-2650
(972) 701-5400

SUMMARY SECTION

Investment Objective: The Concorde Value Fund (the “FUND”) seeks long-term growth of capital.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the FUND:

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charges (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	None
Redemption Fee (transfer agent charge of $15 for each wire redemption)	None
Exchange Fee	None

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%
Other Expenses	1.38%
Acquired Fund Fees and Expenses(1)	0.04%
Total Annual Fund Operating Expenses	2.32%
(1)
Acquired Fund Fees and Expenses (“AFFE”) are indirect fees and expenses that the FUND incurs from investing in the shares of other mutual funds, including money market funds and exchange-traded funds.  The Total Annual Fund Operating Expenses for the FUND in the table above differ from the Ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this Prospectus because the audited information in the “Financial Highlights” reflects the operating expenses and does not include indirect expenses such as AFFE. Without AFFE, the Total Annual Fund Operating Expenses would have been 2.28% for the FUND.

Example:  This Example is intended to help you compare the cost of investing in the FUND with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the FUND for the time periods indicated and then redeem all of your shares at the end of these periods.  The Example also assumes that your investment has a 5% return each year and that the FUND’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$235	$724	$1,240	$2,656

Portfolio Turnover:  The FUND pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when FUND shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the FUND’s performance.  During the most recent fiscal year, the FUND’s portfolio turnover rate was 57% of the average value of its portfolio.

Principal Investment Strategies: The FUND invests mainly in undervalued domestic and foreign stocks of any size market capitalization. The FUND believes a common stock is undervalued if the market value of the outstanding common stock is less than the intrinsic value of the company issuing the common stock.  Intrinsic value is the value that a knowledgeable private investor would place on the entire company.  As noted, the FUND may hold securities of any size market capitalization, including small and mid-capitalization companies.

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The FUND considers many factors in determining whether a common stock is undervalued including:

•	financial ratios such as price/earnings, price/cash flow, price/sales and total capitalization/cash flow
•	the company’s historic cash flow
•	the company’s historic and present market share
•	balance sheet condition
•	management

The FUND will typically hold an equity security until either the security price reaches at least the investment advisor’s target valuation level or the advisor determines that the security’s price is unlikely to reach that level.

Principal Risks:  The risks associated with an investment in the FUND can increase during times of significant market volatility.  The principal risks of the FUND include:

•	the risk that you could lose all or a portion of your investment in the FUND;
•	the risk that certain stocks selected for the FUND’s portfolio may decline in value more than the overall stock market;
•
although the FUND invests in companies it considers undervalued relative to their peers or the general stock market, there is a risk that these securities may decline or may not reach what the investment advisor believes are their full value;

•
the value of the FUND’s foreign investments may be significantly affected by changes in currency exchange rates, and the FUND may incur certain costs in converting securities denominated in foreign currencies to U.S. dollars.  In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States.  Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards.

•	the risk that the investment advisor’s investment strategy does not achieve the FUND’s objective or the advisor does not implement the strategy properly; and
•
the risk that the small and mid capitalization companies in which the FUND invests may not have the size, resources and other assets of large capitalization companies.  As a result, the securities of small and mid capitalization companies held by the FUND may be subject to greater market risks and fluctuations in value than large capitalization companies, and fluctuations in the value of such securities may not correspond to changes in the stock market in general.

•
the risk, due to certain investments trading in lower volumes or to market and economic conditions, that the FUND may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects based on the FUND’s valuation of the investments.  Events that may lead to increased redemptions, such as market disruptions, may also negatively impact the liquidity of the FUND’s investments when it needs to dispose of them.

The FUND is a suitable investment only for those investors who have long-term investment goals.  Prospective investors who are uncomfortable with an investment that will fluctuate in value should not invest in the FUND.

Performance: The following bar chart and performance table provide some indication of the risks of investing in the FUND by showing changes in the FUND’s performance from year to year and by showing how the FUND’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance.  The FUND’s past performance (before and after taxes) is not necessarily an indication of how the FUND will perform in the future.

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Calendar Year Total Returns as of 12/31

During the 10-year period shown on the bar chart, the FUND’s highest total return for a quarter was 15.33% (quarter ended June 30, 2009) and the lowest total return for a quarter was -22.51% (quarter ended December 31, 2008).

Average Annual Total Returns (for the period ended December 31, 2015 )	Past 1 Year	Past 5 Years	Past 10 Years
CONCORDE VALUE FUND
Return Before Taxes	-9.43%	5.66%	1.85%
Return After Taxes on Distributions	-10.70%	4.93%	1.12%
Return After Taxes on Distributions and Sale of Fund Shares	-4.24%	4.46%	1.61%
RUSSELL 3000 VALUE INDEX (reflects no deduction for fees, expenses or taxes)	-4.13%	10.98%	6.11%

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their FUND shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.  The FUND’s returns after taxes on distributions and sale of FUND shares may be higher than the other return figures for the same period due to a tax benefit of realizing a capital loss upon the sale of FUND shares.

The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity universe.

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Management:

Investment Advisor: Concorde Financial Corporation, which does business under the name Concorde Investment Management, is the investment advisor to the FUND (the “Advisor”).

Portfolio Managers:  Gary B. Wood, Ph.D., President of the Advisor since its inception in 1981, has served as portfolio manager of the FUND since 1987, and is also the President of the FUND.  John A. Stetter, has served as portfolio manager of the FUND since 1994, and is also the Secretary of the FUND.

Purchase and Sale of Fund Shares:  You may purchase or redeem FUND shares on any business day by written request via mail (Concorde Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 1-800-294-1699, or through a financial intermediary.  Transactions will only occur on days the New York Stock Exchange (the “NYSE”) is open.  Investors who wish to purchase or redeem FUND shares through a financial intermediary should contact the financial intermediary directly for information relative to the purchase or sale of FUND shares.  The minimum initial investment amount for all new accounts is $500.  The subsequent investment amount for existing accounts is $100 for shares purchased by mail and $500 for shares purchased by wire.

Tax Information: The FUND’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the FUND through a broker-dealer or other financial intermediary (such as a bank), the FUND and its related companies may pay the financial intermediary for the sale of FUND shares and related services.  If made, these payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the FUND over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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MORE INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES, RELATED
RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS

Investment Objective

The FUND seeks long-term growth of capital.  The FUND may change its investment objective without obtaining shareholder approval, but the FUND will provide shareholders with 60 days written notice in advance of the change.

Principal Investment Strategies

The FUND invests mainly in undervalued domestic and foreign stocks of any size market capitalization.  The FUND believes a common stock is undervalued if the market value of the outstanding common stock is less than the intrinsic value of the company issuing the common stock.  Intrinsic value is the value that a knowledgeable private investor would place on the entire company.  The FUND considers many factors in determining whether a common stock is undervalued including:

•	financial ratios such as price/earnings, price/cash flow, price/sales and total capitalization/cash flow
•	the company’s historic cash flow
•	the company’s historic and present market share
•	balance sheet condition
•	management

The FUND believes a company can be undervalued for any number of reasons. The most common reasons are that the company is not followed by many stock analysts, the industry in which the company operates is out of favor with investors, or the company is making changes that have yet to show up in its financial performance.

Non-Principal Investment Strategies

To generate additional income or hedge against a possible loss in the value of securities it holds, the FUND may write covered call options.  (The writer of a call option receives a premium that may partially or completely offset the decline in value of the security subject to the call option.)  To hedge against a possible loss in the value of its portfolio caused by a general decline in the stock market, the FUND may purchase stock index put options (stock index put options increase in value when the index declines).  The FUND may also invest in foreign (non-U.S.) securities.

The FUND may also invest in other investment companies, including exchange-traded funds (“ETFs”) that have an investment objective similar to the FUND’s or that otherwise are permitted investments with the FUND's investment policies.  The FUND may also invest in real estate investment trusts (“REITs”).

Portfolio Turnover

The FUND does not engage in trading for short-term profits, but when the circumstances warrant, the FUND may sell securities without regard to the length of time held.  The FUND will typically hold an equity security until either the security price reaches at least the Advisor’s target valuation level or the FUND determines that the security’s price is unlikely to reach that level.  The FUND may hold stocks for several years or longer, if necessary.

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A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains.  This means that you may have a higher tax liability.  A high portfolio turnover rate also leads to higher transaction costs, which could negatively affect the FUND’s performance.

Temporary Defensive Positions

The FUND may, in response to adverse market, economic or other conditions, take temporary defensive positions.  This means the FUND will invest some or all of its assets in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements).  The FUND may not be able to achieve its investment objective of long-term growth of capital to the extent it invests in money market instruments since those securities earn interest but do not appreciate in value.  Under normal market conditions, the FUND may hold some cash and money market positions to pay FUND expenses, satisfy redemption requests, or take advantage of investment opportunities.

Principal Investment Risks

The FUND is subject to the following principal risks:

•
Market Risk.  The prices of the stocks in which the FUND invests may decline for a number of reasons such as changing economic, political or market conditions.  The price declines may be steep, sudden and/or prolonged.  This means you may lose money.

•
Financial Risk.  There is a risk that the price of a common stock will decline because the issuing company experiences financial distress or does not perform as well as anticipated.  Factors affecting a company’s performance can include the strength of its management and the demand for its products or services.

•
Value Investing Risk.  The FUND mainly invests in undervalued stocks.  There is a risk that the Advisor may not properly assess a company’s value or that the market does not recognize improving fundamentals as quickly as the FUND anticipated.  In such cases, the stocks may not reach prices which reflect the intrinsic value of the company.  There is also a risk that the FUND may not perform as well as other types of mutual funds when “value” style investing is out of favor with other investors.

•
Foreign Securities Risk.  The FUND may invest in securities of foreign issuers which may be U.S. dollar-denominated or denominated in foreign currencies.  Investments in securities of foreign issuers involve risks which are in addition to the usual risks inherent in domestic investments.  The value of the FUND’s foreign investments may be significantly affected by changes in currency exchange rates, and the FUND may incur certain costs in converting securities denominated in foreign currencies to U.S. dollars.  In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States.  Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes which would reduce the FUND’s income without providing a tax credit for the FUND’s shareholders.  When the FUND invests in securities of foreign issuers, the FUND intends to invest in securities of foreign issuers domiciled in nations in which the Advisor considers as having stable and friendly governments, however, there is a possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which could affect investments in those nations.

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•
Small and Mid Cap Company Risk.  The FUND may invest in small and mid capitalization companies that may not have the size, resources, and other assets of large capitalization companies.  As a result, the securities of small and mid capitalization companies held by the FUND may be subject to greater market risks and fluctuations in value than large capitalization companies, and fluctuations in the value of such securities may not correspond to changes in the stock market in general.

•
Liquidity Risk:  Liquidity risk is the risk, due to certain investments trading in lower volumes or to market and economic conditions, that the FUND may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects based on the FUND’s valuation of the investments.  Events that may lead to increased redemptions, such as market disruptions, may also negatively impact the liquidity of the FUND’s investments when it needs to dispose of them.  If the FUND is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the FUND.  Liquidity issues may also make it difficult to value the FUND’s investments.

The FUND is a suitable investment only for those investors who have long-term investment goals.  Prospective investors who are uncomfortable with an investment that will fluctuate in value should not invest in the FUND.

Non-Principal Investment Risks

The FUND is subject to the following non-principal risks:

•
Hedging Risk.  By writing a call option, the FUND may incur the risk of lost opportunity if the price of the underlying security rises in value.  If the FUND does not exercise or sell a put option it has purchased, such as a stock index put option, prior to the option’s expiration date, it will realize a loss in the amount of the entire premium paid plus commission cost.  It is possible there may be times when a market for the FUND’s outstanding options does not exist.

•
Investments in Other Investment Companies and ETFs Risk.  Investments in other investment companies, including money market funds and ETFs, may involve duplication of certain fees and expenses. By investing in other investment companies, the FUND becomes a shareholder of that company. As a result, FUND shareholders indirectly bear their proportionate share of the other investment company’s fees and expenses which are paid by the FUND as a shareholder of the other investment company. These fees and expenses are in addition to the fees and expenses that FUND shareholders directly bear in connection with the FUND’s own operations. If the other investment company fails to achieve its investment objective, the FUND’s investment in the other investment company may adversely affect the FUND’s performance. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, the FUND may acquire ETF shares at a discount or premium to their NAV.

•	REIT and Real Estate Risk. The FUND’s investments in REITs may subject the FUND to the following additional risks:
o	declines in the value of real estate;
o	changes in interest rates;

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o	lack of available mortgage funds or other limits on obtaining capital;
o	overbuilding;
o	extended vacancies of properties;
o	increases in property taxes and operating expenses;
o	changes in zoning laws and regulations;
o	casualty or condemnation losses; and
o	tax consequences of the failure of a REIT to comply with tax law requirements.

The FUND will bear a proportionate share of the REIT’s on-going operating fees and expenses, which may include management, operating and administrative expenses in addition to the expenses of the FUND.

Disclosure of Portfolio Holdings

A description of the FUND’s policies and procedures with respect to the disclosure of the FUND’s portfolio securities is available in the FUND’s Statement of Additional Information (“SAI”).

MANAGEMENT

Concorde Financial Corporation, which does business under the name Concorde Investment Management, is the investment advisor to the FUND.  The Advisor’s address is:

1000 THREE LINCOLN CENTRE
5430 LBJ FREEWAY LB3
DALLAS, TEXAS 75240-2650

As the investment advisor to the FUND, the Advisor manages the investment portfolio of the FUND.  The Advisor makes the decisions as to which securities to buy and which securities to sell.  During the last fiscal year, the FUND paid the Advisor an annual investment advisory fee equal to 0.90% of the average daily net assets of the FUND.

A discussion of the basis for the Board of Directors’ annual approval of the FUND’s advisory agreement is available in the FUND’s most recent Semi-Annual Report to Shareholders for the period ending March 31.

The portfolio management team for the FUND currently is comprised of Gary B. Wood, Ph.D. and John A. Stetter.  Dr. Wood has been President of the Advisor since its inception in 1981 and the FUND’s President and Senior Manager of its management team since inception in 1987.  Dr. Wood also controls the Advisor.  Mr. Stetter has been the FUND’s secretary since 1998 and a portfolio manager with the Advisor since 1994.  As co-managers, Dr. Wood and Mr. Stetter have equal authority to manage the FUND’s portfolio.  The FUND’s SAI provides additional information about the compensation of the portfolio managers, other accounts managed by them and their ownership of shares of the FUND.

THE FUND’S SHARE PRICE

The price at which investors purchase shares of the FUND and at which shareholders redeem shares of the FUND is called its net asset value (“NAV”).  The FUND normally calculates its NAV as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for trading.  The NYSE is closed on holidays and weekends.  The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The NYSE also may be closed on national days of mourning or due to natural disaster or other extraordinary events or emergency. The FUND calculates its NAV based on the market prices of the securities (other than money market instruments) it holds.  The FUND’s securities with remaining maturities of 60 days or less are valued by an independent pricing service that uses a matrix pricing method or other analytical models. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case such securities are fair valued under the supervision of the FUND’s Board of Directors (the “Board”).  If market quotations are not available, the FUND will value securities at their fair value by and under the supervision of the Board.  Mutual funds are generally priced at the ending NAV provided by the service agent, while ETFs are valued at the last reported sales price.

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The trading hours for most foreign securities end prior to the close of the NYSE, generally the time the FUND’s NAV is calculated. Securities listed on a foreign exchange for which market quotations are readily available are valued at the latest closing price, unless events materially affecting the value of foreign securities occur. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the FUND may value foreign securities at fair value, taking into account such events, when it calculates its NAV.

The fair value of a security is the amount which the FUND might reasonably expect to receive upon a current sale.  The fair value of a security may differ from the last quoted price and the FUND may not be able to sell a security at the fair value.  Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the NYSE.  Because some foreign markets are open on days when the FUND does not price its shares, the value of the FUND’s holdings (and correspondingly, the FUND’s NAV) could change at a time when you are not able to buy or sell FUND shares. Market quotations of foreign securities may not be reliable if events or circumstances that may affect the value of portfolio securities occur between the time of the market quotation and the close of trading on the NYSE.  Further, there can be no assurance that the FUND could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which the FUND determines its NAV per share.

The FUND will process purchase and redemption orders that it receives prior to the close of regular trading on a day that the NYSE is open at the NAV determined later that day.  It will process purchase and redemption orders that it receives after the close of regular trading at the NAV determined at the close of regular trading on the next day the NYSE is open.

PURCHASING SHARES

How to Purchase Shares from the Fund

1.	Read this Prospectus carefully.

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2.	Determine how much you want to invest keeping in mind the following minimums:

a.	New accounts

•	All accounts $500

b.	Existing accounts

•	Purchases by mail and Automatic Investment Plan $100

•	Purchases by wire and electronic funds transfer $500

3.
Complete the New Account Application accompanying this Prospectus, carefully following the instructions.  For additional investments, complete the remittance form attached to your individual account statements.  (The FUND has additional New Account Applications and remittance forms if you need them.)  If you have any questions, please call (972) 701-5400 or 1-800-294-1699.

4.
Make your check payable to “Concorde Funds, Inc.”  All checks must be in U.S. dollars drawn on a domestic financial institution.  The FUND does not accept payment in cash or money orders.   Also, to prevent check fraud, the FUND does not accept third party checks, U.S. Treasury checks, credit card checks, traveler’s checks, or starter checks for the purchase of shares.  The FUND is unable to accept any conditional order or payment.  U.S. Bancorp Fund Services, LLC (the “Transfer Agent”) will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the FUND, for any payment that is returned.  It is the policy of the FUND not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders.  The FUND reserves the right to reject any application.

5.	Send the application and check to:

BY FIRST CLASS MAIL
Concorde Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

BY OVERNIGHT DELIVERY SERVICE OR EXPRESS MAIL
Concorde Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
3rd Floor
615 East Michigan Street
Milwaukee, WI 53202-5207

Please do not send letters by overnight delivery service or express mail to the Post Office Box address.

The FUND does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the FUND.

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BY TELEPHONE

Telephone Purchase Option:  Investors may purchase additional shares by calling 1-800-294-1699.  If elected on your account application, and if your account has been open for 15 days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (“ACH”) system.  You must have banking information established on your account prior to making a purchase.  Your shares will be purchased at the NAV calculated on the day of your purchase order.  Once a telephone transaction has been placed, it cannot be canceled or modified.

BY WIRE

Initial Investment — By wire: If you are making an initial investment in the FUND, before you wire funds, please contact the Transfer Agent at 1-800-294-1699 to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile.  Upon receipt of your application, your account will be established and a service representative will contact you within 24 hours to provide an account number and wiring instructions.  You may then contact your bank to initiate the wire using the instructions you were given.

For Subsequent Investments — By wire: If you are making a subsequent purchase, your bank should wire funds as indicated below.

Before each wire purchase, you should be sure to notify the Transfer Agent at 1-800-294-1699 to advise them of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.  It is essential that your bank include complete information about your account in all wire instructions.  If you have questions about how to invest by wire, you may call the Transfer Agent.  Your bank may charge you a fee for sending a wire to the FUND.

You should wire funds to:
U.S. Bank N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA #075000022
Credit:
U.S. Bancorp Fund Services, LLC
Account #112-952-137
Further Credit:
(Concorde Value Fund)
(shareholder name)
(shareholder account number)

Please remember that U.S. Bank, N.A. must receive your wired funds prior to the close of regular trading on the NYSE for you to receive same day pricing.  The FUND and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

Once you open your account, you may make subsequent investments into the FUND through an Automatic Investment Plan (“AIP”).  If you use an AIP, the investment minimum amount is $100.  You can have money automatically transferred from your checking or savings account on a monthly basis.  To be eligible for this plan, your bank must be a domestic institution that is an ACH member.  The FUND is unable to debit mutual fund or pass through accounts.  The FUND may modify or terminate the AIP at any time without notice.  The first AIP purchase will take place no earlier than 15 days after the Transfer Agent has received your request.  You may modify or terminate your participation in the AIP by contacting the Transfer Agent five days prior to the effective date.  If your bank rejects your payment for any reason, the Transfer Agent will charge a $25 fee to your account.  Please contact the Transfer Agent at 1-800-294-1699 for more information about the FUND’s AIP.

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In compliance with the USA Patriot Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the FUND’s Anti-Money Laundering Program. As requested on the application, you must supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  Please contact the Transfer Agent at 1-800-294-1699 if you need additional assistance when completing your application.  Also note that FUND shares are not available for purchase by foreign (non-U.S.) investors.

If the FUND does not have a reasonable basis for determining your identity, your account will be rejected or you will not be allowed to perform a transaction on the account until the necessary information to confirm your identity is received.    The FUND may also reserve the right to close the account within five business days if clarifying information/documentation is not received.  Any delay in processing your order will affect the purchase price you receive for your shares.  The Advisor and the Transfer Agent are not liable for fluctuations in NAV experienced as a result of such delays in processing.  If at any time the Advisor or the Transfer Agent detects suspicious behavior or if certain account information matches government lists of suspicious persons, the Advisor or the Transfer Agent may determine not to open an account, may reject additional purchases, may close an existing account, may file a suspicious activity report and/or may take other action.

Purchasing Shares from Broker-dealers, Financial Institutions and Others

Some broker-dealers may sell shares of the FUND.  These broker-dealers may charge investors a fee either at the time of purchase or redemption.  The fee, if charged, is retained by the broker-dealer and not remitted to the FUND or the Advisor. Some broker-dealers may purchase and redeem shares on a three-day settlement basis (i.e., payment occurs three business days after the purchase or redemption).

The FUND may enter into agreements with broker-dealers, financial intermediaries or other service providers (“Servicing Agents”) that may include the FUND as an investment alternative in the programs they offer or administer.  Servicing agents may:

•
Become shareholders of record of the FUND.  This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent.  This also means that purchases made through Servicing Agents are not subject to the FUND’s minimum purchase requirements.

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•
Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the FUND.  These procedures, restrictions and any charges imposed by the Servicing Agents will not apply when investors purchase shares directly from the FUND.

•
Charge fees to their customers for the services they provide them.  In addition, the FUND and/or the Advisor may pay fees to Servicing Agents to compensate them for the services they provide their customers.

•	Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the NYSE, it will receive same day pricing.

•
Be authorized to accept purchase orders on behalf of the FUND (and designate other Servicing Agents to accept purchase orders on behalf of the FUND).  This means that the FUND will process the purchase order at the NAV which is determined following the Servicing Agent’s acceptance of the customer’s order.

If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent.  When you purchase shares of the FUND through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the FUND on a timely basis.  If the Servicing Agent does not, or if it does not pay the purchase price to the FUND within the period specified in its agreement with the FUND, the Servicing Agent may be held liable for any resulting fees or losses.

Other Information about Purchasing Shares of the Fund

The FUND may reject any request to purchase shares of the FUND for any reason.

Shares of the FUND may be offered to only United States citizens and United States resident aliens having a social security number or individual tax identification number.  This Prospectus should not be considered a solicitation or offering of Fund shares to non-U.S. citizens or non-resident aliens.  As noted, investors generally must reside in the U.S. or its territories (which includes U.S. military APO or FPO addresses) and have a U.S. tax identification number.

The FUND will not issue certificates evidencing shares purchased.  Instead, the FUND will send investors a written confirmation for all purchases of shares.

The FUND offers the following retirement plans:

•	Traditional IRA
•	Roth IRA
•	SEP-IRA

Investors can obtain further information about the retirement plans by calling the FUND at (972) 701-5400.  The FUND recommends that investors consult with a competent financial and tax advisor regarding the retirement plans before investing through them.

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Householding

In an effort to decrease costs, the FUND intends to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call the Transfer Agent toll-free at 1-800-294-1699 to request individual copies of these documents.  Once the FUND receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

REDEEMING SHARES

How to Redeem (Sell) Shares by Mail

1.	Prepare a letter of instruction containing:
•	the name of the FUND;
•	account number(s);
•	the amount of money or number of shares being redeemed;
•	the name(s) on the account;
•	daytime phone number; and
•
additional information that the FUND may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity.  Please contact the Transfer Agent, in advance, at 1-800-294-1699 if you have any questions.

2.	Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

3.
Have the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the NYSE or other eligible guarantor institution, whether a Medallion program member or a non-Medallion program member, in the following situations:

•	when redemption proceeds are payable or sent to any person, address or bank account not on record;
•	if a change of address was received by the Transfer Agent within the last 15 calendar days; or
•	if ownership is being changed on your account.

In addition to the situations described above, the FUND and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

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4.	Send the letter of instruction to:

BY FIRST CLASS MAIL
Concorde Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
Shareholder Services Center
P.O. Box 701
Milwaukee, WI 53201-0701

BY OVERNIGHT DELIVERY SERVICE OR EXPRESS MAIL
Concorde Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
3rd Floor
615 East Michigan Street
Milwaukee, WI 53202-5207

Please do not send letters of instruction by overnight delivery service or express mail to the Post Office Box address.

The FUND does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the FUND.

How to Redeem (Sell) Shares by Telephone

1.
Instruct the Transfer Agent that you want the option of redeeming shares by telephone.  This can be done by completing the appropriate section on the New Account Application.  If you have already opened an account, you may write to the Transfer Agent requesting this option.  When you do so, please sign the request exactly as your account is registered.  In order to determine if you will need a signature guarantee or other acceptable signature verification, please contact the Transfer Agent at 1-800-294-1699.

2.	Assemble the same information that you would include in the letter of instruction for a written redemption request.
3.	Call the Transfer Agent at 1-800-294-1699. Please do not call the FUND or the Advisor.

Once a telephone transaction has been placed, it cannot be cancelled or modified.

How to Redeem (Sell) Shares through Servicing Agents

If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent.  Contact the Servicing Agent for instructions on how to do so.  Servicing Agents may charge you a fee for this service.

Redemption Price

The redemption price per share you receive for redemption requests is the next determined NAV after:

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•
The Transfer Agent receives your written request in good order with all required information and documents as necessary.  Shareholders should contact the Transfer Agent for further information concerning documentation required for redemption of FUND shares for certain account types.

•	The Transfer Agent receives your authorized telephone request in good order with all required information.
•
If the FUND has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to receive redemption requests on behalf of the FUND, then all redemption requests received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day’s NAV, and all redemption requests received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day’s NAV.

Payment of Redemption Proceeds

•
The Transfer Agent normally sends redemption proceeds as soon as practicable (normally within seven business days) after the FUND or its agents receives the request in good order.  Checks will not be forwarded by the U.S. Postal Service, so please notify us if your address has changed prior to a redemption request.  Proceeds will be sent to you in this way, unless you request one of the alternatives described below.

•
For those shareholders who redeem by telephone, or if you request in the letter of instruction, the Transfer Agent will transfer the redemption proceeds to your designated bank account by either Electronic Funds Transfer (“EFT”), if your bank is a member of the ACH system, or wire to a properly pre-authorized bank account.  Proceeds sent via an EFT generally take two to three business days to reach the shareholder’s account whereas the Transfer Agent generally wires redemption proceeds on the business day following the calculation of the redemption price.  Wires are subject to a $15 fee paid by the investor.

•	Those shareholders who redeem shares through Servicing Agents will receive their redemption proceeds in accordance with the procedures established by the Servicing Agent.

Other Redemption Considerations

When redeeming shares of the FUND, shareholders should consider the following:

•	The redemption may result in a taxable gain.
•
Shareholders who redeem shares held in an IRA must indicate on their written redemption request whether or not to withhold federal income taxes.  If not so indicated, these redemptions, as well as redemptions of other retirement plans not involving a direct rollover to an eligible plan, will be subject to federal income tax withholding. Shares held in IRA accounts may be redeemed by telephone at 1-800-294-1699. IRA investors will be asked whether or not to withhold taxes from any distribution.

•
As permitted by the Investment Company Act of 1940, as amended, the FUND may delay the payment of redemption proceeds for up to seven days.  The FUND may delay redemption requests for up to seven days during periods of market volatility or when a shareholder’s trade activity or amount adversely impacts the FUND’s ability to manage its assets.  In addition, the FUND can suspend redemptions and/or postpone payments of redemption proceeds beyond seven days at times when the NYSE is closed or during emergency circumstances as determined by the SEC.

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•
If you purchased shares by check, or by EFT, the FUND may delay the payment of redemption proceeds until it is reasonably satisfied the check and/or transfer of funds has cleared (which may take up to 15 calendar days from the date of purchase).

•
Unless previously authorized on the account, the Transfer Agent will transfer the redemption proceeds by EFT or by wire only if the shareholder has sent in a written request with a signature guarantee.

•
Redemption proceeds will be sent to the Transfer Agent address of record.  The Transfer Agent will send the proceeds of a redemption to an address, person or account other than that shown on its records only if the shareholder has sent in a written request with a signature guarantee.

•
The FUND reserves the right to refuse a telephone redemption request if it believes it is advisable to do so.  Both the FUND and the Transfer Agent may modify or terminate their procedures for telephone redemptions at any time.  Neither the FUND nor the Transfer Agent will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions.  They may be liable for unauthorized transactions if they fail to follow such procedures.  These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls.  During periods of substantial economic or market change, you may find telephone redemptions difficult to implement and may encounter higher than usual call waits.  Telephone trades must be received by or prior to market close.  Please allow sufficient time to place your telephone transaction.  If a Servicing Agent or shareholder cannot contact the Transfer Agent by telephone, they should make a redemption request in writing in the manner described earlier.

•	The Transfer Agent currently charges a fee of $15 when transferring redemption proceeds to your designated bank account by wire but does not charge a fee when transferring redemption proceeds by EFT.
•
If your account balance falls below $250 because you redeem shares, the FUND reserves the right to notify you to make additional investments within 60 days so that your account balance is $250 or more.  If you do not, the FUND may close your account and mail the redemption proceeds to you.

•	If an account has more than one owner or authorized person, the FUND will accept telephone instructions from any one owner or authorized person.
•
 The FUND may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Directors, including, for example and not limited to, (1) if the shareholder fails to provide the FUND with identification required by law; (2) if the FUND is unable to verify the information received from the shareholder; and (3) to reimburse the FUND for any loss sustained by reason of the failure of the shareholder to make full payment for shares purchased by the shareholder.  Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Unclaimed Property

It is important to maintain a correct address for each shareholder.  An incorrect address may cause a shareholder’s account statements and other mailings to be returned as undeliverable.  Based upon statutory requirements for returned mail, your financial intermediary or plan sponsor (or the FUND) is required to attempt to locate the shareholder or rightful owner of the account.  If the financial intermediary or plan sponsor (or the FUND) is unable to locate the shareholder, then the financial intermediary or plan sponsor (or the FUND) is legally obligated to deem the property “unclaimed” or “abandoned,” and subsequently escheat (or transfer) unclaimed property (including shares of the FUND) to the appropriate state’s unclaimed property administrator in accordance with statutory requirements.  Further, your mutual fund account may be deemed “unclaimed” or “abandoned,” and subsequently transferred to your state of residence if no activity (as defined by that state) occurs within your account during the time frame specified in your state’s unclaimed property laws. The shareholder’s last known address of record determines which state has jurisdiction.

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Frequent Purchases and Redemptions of Fund Shares

Frequent purchases and redemptions of FUND shares by a shareholder may harm other FUND shareholders by interfering with the efficient management of the FUND’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares.  Notwithstanding the foregoing, the FUND’s Board has determined not to adopt policies and procedures that discourage or accommodate frequent purchases and redemptions of FUND shares because, to date, the FUND has not experienced frequent purchases and redemptions of FUND shares that have been disruptive to the FUND, and the FUND does not appear to be particularly attractive to investors that utilize a market timing strategy.

The FUND’s Board believes that the FUND is not particularly attractive to investors utilizing a market timing strategy because the performance of the FUND historically has tended not to correlate directly with those of the major equity indices.  The officers of the FUND receive reports on a regular basis as to purchases and redemptions of FUND shares and review these reports to determine if there is any unusual trading in FUND shares that are disruptive to the FUND.  The officers of the FUND will report to the Board any such unusual trading in FUND shares.  In such event, the Board may reconsider its decision not to adopt policies and procedures with respect to market timing.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The FUND distributes substantially all of its net investment income and substantially all of its capital gains annually.  Distribution from net investment income and capital gains, if any, are generally declared and paid in December. You have three distribution options:

•	Automatic Reinvestment Option — Both dividend and capital gains distributions will be reinvested in additional FUND shares.
•	All Cash Option — Dividend and capital gains distributions will be paid in cash.
•	Capital gains distributions will be reinvested in additional FUND shares and dividends will be paid in cash.

If you elect to receive distributions paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the FUND reserves the right to reinvest the distribution check in your account, at the FUND’s current NAV, and to reinvest all subsequent distributions.

You may make this election on the New Account Application.  You may change your election by writing or calling the Transfer Agent in advance of the next distribution.

The FUND’s distributions, whether received in cash or additional shares of the FUND, may be subject to federal, state, and local income tax.  These distributions may be taxed as ordinary income, dividend income, or long-term capital gains.  In managing the FUND, the Advisor considers the tax effects of its investment decisions to be of secondary importance.

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The FUND expects that its distributions generally will consist primarily of long-term capital gains.  Distributions of net capital gain are subject to tax as long-term capital gain (for non-corporate shareholders, currently taxed at a maximum rate of 20%) regardless of the length of time you have held FUND shares.  If you purchase shares at a time when the FUND has recognized income or capital gains which have not yet been distributed, the subsequent distribution may result in taxable income to you even though such distribution may be, for you, the economic equivalent of a return of capital.

Distributions of the FUND’s investment company taxable income (which includes, but is not limited to, interest, dividends, and net short-term capital gain), are generally taxable to the FUND’s shareholders as ordinary income (for non-corporate shareholders, currently taxed at a maximum rate of 39.6%).  For non-corporate shareholders, to the extent that the FUND’s distributions of investment company taxable income are attributable to and reported as “qualified dividend” income, such income may be subject to tax at the reduced federal income tax rates applicable to long-term capital gains, if certain holding period requirements have been satisfied by the shareholder.  For corporate shareholders, a portion of the FUND’s distributions of investment company taxable income may qualify for the dividends-received deduction to the extent the FUND receives dividends directly or indirectly from U.S. corporations, reports the amount distributed as eligible for deduction, and the corporate shareholder meets certain holding period requirements with respect to its shares.  To the extent that the FUND’s distributions of investment company taxable income are attributable to net short-term capital gain, such distributions will be treated as ordinary income and cannot be offset by a shareholder’s capital losses from other investments.

You will be taxed in the same manner whether you receive your distributions in cash or reinvest them in additional shares of the FUND.  Distributions are generally taxable when received.  However, distributions declared in October, November or December to shareholders of record and paid the following January are taxable as if received on December 31.  The federal income tax status of all distributions made by the FUND for the preceding year will be annually reported to shareholders.

In addition to the federal income tax, certain individuals, trusts and estates may be subject to a Medicare tax of 3.8%.  The Medicare tax is imposed on the lesser of:  (i) a taxpayer’s investment income, net of deductions properly allocable to such income, or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds.  The FUND’s distributions are includable in a shareholder’s investment income for purposes of this Medicare tax.  In addition, any capital gain realized by a shareholder upon a redemption of FUND shares is includable in such shareholder’s investment income for purposes of this Medicare tax.

You will generally recognize taxable gain or loss on a redemption of shares in an amount equal to the difference between the amount received and your tax basis in such shares.  This gain or loss will generally be capital and will be long-term capital gain or loss if the shares were held for more than one year.  Any loss recognized by a shareholder upon a taxable redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any net capital gain distributions received or deemed to be received with respect to such shares.  A loss realized on the redemption of shares of the FUND will be disallowed to the extent shares of the FUND are acquired (through reinvestment of distributions or otherwise) in a 61-day period beginning 30 days before and ending 30 days after the date of such redemption.  In that event, the basis of the replacement shares of the FUND will be adjusted to reflect the disallowed loss.

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Federal law requires the FUND to report its shareholders’ cost basis, gain or loss, and holding period with respect to “covered shares” of the FUND to the Internal Revenue Service on the shareholders’ Form 1099-Bs when the “covered” shares are sold.  Covered shares are any shares of the FUND acquired on or after January 1, 2012.

The FUND has chosen average cost as its standing (default) tax lot identification method for all shareholders, which means this is the method the FUND will use to determine which specific shares are deemed to be redeemed when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time.  The FUND’s standing tax lot identification method is the method it will use to report the sale of covered shares on your Form 1099-Bs if you do not select an alternative IRS-approved tax lot identification method.  You may choose an alternative IRS-approved method other than the FUND’s standing method at the time of your purchase or upon the sale of covered shares.

The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption.  FUND shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

For those securities defined as “covered” under current IRS cost basis tax reporting regulations, the FUND is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes.  The FUND is not responsible for the reliability or accuracy of the information for those securities that are not “covered.”

If you hold shares in a FUND through a broker (or another nominee), please contact that broker (or nominee) with respect to the reporting of cost basis and available elections for your account.

The preceding discussion is meant to be only a general summary of the potential federal income tax consequences of an investment in the FUND by U.S. shareholders.  The SAI contains a more detailed summary of federal tax rules that apply to the FUND and its shareholders.  This summary is not intended to be and should not be construed to be legal or tax advice to any current holder of the shares of the FUND.  Legislation, judicial, or administrative action may change the tax rules that apply to the FUND or its shareholders and any such change may be retroactive.  You should consult your tax advisers to determine the federal, state, local and non U.S. tax consequences of owning FUND shares.

INDEX DESCRIPTION

Russell 3000 Value Index

The Russell 3000 Value Index measures the performance of the Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. The Index does not reflect fees, expenses or taxes, and a direct investment in the Index is not possible.

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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the FUND’s financial performance for its past five years.  Certain information reflects financial results for a single FUND share.  The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the FUND (assuming reinvestment of all dividends and distributions).  This information has been audited by Brad A. Kinder, CPA, the independent registered public accounting firm, whose report, along with the FUND’s financial statements, are included in the Annual Report which is available upon request.

CONCORDE VALUE FUND

	Fiscal Years Ended September 30,
	2015	2014	2013	2012	2011
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$16.50	$14.22	$12.34	$9.97	$10.65
Income (loss) from investment operations:
Net investment income (loss) (1)	(0.07)	(0.02)	0.03	0.02	(0.03)
Net realized and unrealized gain (loss) on investment transactions	(1.29)	2.33	1.87	2.35	(0.65)
Total from investment operations	(1.36)	2.31	1.90	2.37	(0.68)

Less distributions:
From net investment income	—	(0.03)	(0.02)	—	—
From net realized gains	(1.35)	—	—	—	—
Total distributions	(1.35)	(0.03)	(0.02)	—	—
Net asset value, end of year	$13.79	$16.50	$14.22	$12.34	$9.97
TOTAL RETURN	(8.90)%	16.29%	15.46%	23.77%	(6.38%)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)	$9,138	$11,882	$11,279	$11,027	$9,331
Ratio of expenses to average net assets	2.28%	2.06%	2.09%	2.12%	2.07%
Ratio of net investment income (loss) to average net assets	(0.40)%	(0.16)%	0.24%	0.19%	(0.24%)
Portfolio turnover rate	57%	32%	34%	19%	37%
(1)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

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CONCORDE FUNDS, INC.
PRIVACY POLICY

We collect the following nonpublic personal information about you:

•
Information we receive from you or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law.  For example, we are permitted by law to disclose all the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products and services to you.  We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

*Not part of the prospectus*

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        To learn more about the FUND, you may want to read the FUND’s SAI which contains additional information about the FUND. The FUND has incorporated by reference the SAI into the Prospectus.  This means that you should consider the contents of the SAI to be part of the Prospectus.  You also may learn about the FUND’s investments by reading the FUND’S annual and semi-annual reports to shareholders.  The annual report includes a discussion of the market conditions and investment strategies that significantly affected the FUND’s performance during its last fiscal year as well as the auditors’ report.

The SAI and the annual and semi-annual reports are available to shareholders and prospective investors without charge, simply by calling US. Bancorp Fund Services, LLC at 1-800-294-1699 or by writing to:

Concorde Funds
1000 Three Lincoln Centre
5430 LBJ Freeway LB3
Dallas, Texas 75240-2650

The FUND does not currently have an Internet web site.  Prospective investors and shareholders who have questions about the FUND may also call the above number or write to the above address.

The general public can review and copy information about the FUND (including the SAI) at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C.  (Please call (202) 551-8090 for information on the operation of the Public Reference Room.) Reports and other information about the Concorde Funds are also available on the EDGAR Database at the Securities and Exchange Commission’s Internet site at www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to:

Public Reference Section
Securities and Exchange Commission
Washington, D.C. 20549-1520

SEC File No. 811-05339
PROSPECTUS January 29 , 2016

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STATEMENT OF ADDITIONAL INFORMATION CONCORDE VALUE FUND (Ticker Symbol: CONVX)	January 29, 2016

CONCORDE FUNDS, INC.
1000 Three Lincoln Centre
5430 LBJ Freeway LB3
Dallas, Texas 75240-2650

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus of the Concorde Value Fund (the “FUND”), a series of Concorde Funds, Inc., dated January 29, 2 016.  Requests for copies of the Prospectus should be made in writing to Concorde Funds, Inc., 1000 Three Lincoln Centre, 5430 LBJ Freeway LB3, Dallas, Texas 75240-2650, Attention: Corporate Secretary or by calling (972) 701-5400.

The following financial statements are incorporated by reference to the Annual Report, dated September 30, 2015, of Concorde Funds, Inc. (File No. 811-05339), as filed with the Securities and Exchange Commission (“SEC”) on November 24, 2015:

Report of Independent Registered Public Accounting Firm
Schedule of Investments in Securities
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Financial Highlights
Notes to Financial Statements

Shareholders may obtain a copy of the Annual Report, without charge, by calling the FUND’s transfer agent, U.S. Bancorp Fund Services, LLC (the “Transfer Agent”) at 1-800-294-1699.  The FUND’s most recent Annual Report to shareholders is a separate document that does not accompany this SAI.  However, the Annual Report, including the financial statements, accompanying notes and report of the independent registered public accounting firm appearing in the Annual Report,  is incorporated into this SAI by reference to the FUND’s September 30, 2015 Annual Report as filed with the SEC. This means that shareholders should consider the contents of the Annual Report to be part of the SAI.

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CONCORDE FUNDS, INC.

No person has been authorized to give any information or to make any representations other than those contained in this SAI and the Prospectus dated January 29, 2016 and, if given or made, such information or representations may not be relied upon as having been authorized by Concorde Funds, Inc.

This SAI does not constitute an offer to sell securities.

i

FUND HISTORY AND CLASSIFICATION

Concorde Funds, Inc. (the “Corporation”) is an open-end, diversified management investment company whose sole series is the “Concorde Value Fund” portfolio (the “FUND”). Concorde Funds, Inc. is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Concorde Funds, Inc. was incorporated under the laws of Texas on September 21, 1987.

INVESTMENT RESTRICTIONS

The FUND has adopted certain investment restrictions which are matters of fundamental policy and cannot be changed without approval of the holders of the lesser of: (i) 67% of the FUND’s shares present or represented at a shareholders meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the FUND as follows:

1.
The FUND will not sell securities short, buy securities on margin, purchase warrants, participate in a joint-trading account or deal in options; provided, however, that the FUND may invest in and commit its assets to writing and purchasing put and call options on securities and stock indexes to the extent permitted by the 1940 Act.

2.
The FUND’s investments in warrants, valued at the lower of cost or market, will not exceed 5% of the value of the FUND’s net assets and of such 5% not more than 2% of the FUND’s net assets at the time of purchase may be invested in warrants that are not listed on the New York or American Stock Exchanges (the American Stock Exchange is now known as NYSE MKT LLC).  Warrants are options to purchase securities at a specified price, valid for a specified period of time.  Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them.  If the FUND does not exercise a warrant, its loss will be the purchase price of the warrant.

3.
The FUND will not borrow money or issue senior securities, except for temporary bank borrowings or for emergency or extraordinary purposes (but not for the purpose of purchase of investments) and then only in an amount not in excess of 5% of the value of its total assets, and will not pledge any of its assets except to secure borrowings and then only to an extent not greater than 10% of the value of the FUND’s net assets.  The FUND will not purchase securities while it has any outstanding borrowings.

4.	The FUND will not lend money (except by purchasing publicly distributed debt securities) and will not lend its portfolio securities.

5.	The FUND will not make investments for the purpose of exercising control or management of any company.

6.
The FUND will limit its purchases of securities of any issuer (other than the United States or an instrumentality of the United States) in such a manner that it will satisfy at all times the requirements of Sections 5(b)(1) of the 1940 Act (i.e., that at least 75% of the value of its total assets is represented by cash and cash items (including receivables), U.S. government securities, securities of other investment companies and other securities for the purpose of the foregoing limited in respect to any one issuer to an amount not greater than 5% of the value of the total assets of the FUND and not more than 10% of the outstanding voting securities of such issuer.)

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7.
The FUND will not concentrate 25% or more of the value of its assets, determined at the time an investment is made, exclusive of U.S. government securities, in securities issued by companies engaged in the same industry.

8.	The FUND will not purchase from or sell to any of its officers or directors or firms for which any of them is an officer or director any securities except shares of the FUND.

9.
The FUND will not acquire or retain any security issued by a company if any of the directors or officers of the Corporation, or directors, officers or other affiliated persons of its investment advisor, beneficially own more than ½% of such company’s securities and all of the above persons owning more than ½% own together more than 5% of its securities.

10.
The FUND will not act as an underwriter or distributor of securities other than shares of the FUND and the FUND will not purchase any securities which are restricted from sale to the public without registration under the Securities Act of 1933, as amended.

11.	The FUND will not purchase or sell real estate or real estate mortgage loans.

12.	The FUND will not purchase or sell commodities or commodities contracts.

13.
The FUND will not invest more than 5% of its total assets in securities of issuers which have a record of less than three years of continuous operation, including the operation of any predecessor business of a company which came into existence as a result of any merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business.

14.	The FUND’s investments in illiquid and/or not readily marketable securities (including repurchase agreements maturing in more than seven days) will not exceed 10% of its total assets.

15.	The FUND will not invest in oil, gas and other mineral leases, or enter into arbitrage transactions.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of the FUND’s assets will not constitute a violation of that restriction (other than with respect to those percentage restrictions relating to bank borrowings, issuing senior securities, and illiquid securities).

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INVESTMENT POLICIES AND PRACTICES

The FUND’s Prospectus describes its principal investment strategies and risks.  This section expands upon that discussion and also describes non-principal investment strategies and risks.

Principal Investment Strategies

Common Stocks

The FUND invests in common stock.  Common stock is issued by companies principally to raise cash for business purposes and represents a residual interest in the issuing company.  The FUND participates in the success or failure of any company in which it holds stock.  The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Non-Principal Investment Strategies

Preferred Stocks

The FUND may invest in preferred stocks.  Preferred stocks have a preference over common stocks in liquidation (and generally dividends as well) but are subordinated to the liabilities of the issuer in all respects.  As a general rule, the market value of preferred stocks with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risks while the market price of convertible preferred stock generally also reflects some element of conversion value.  Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics.  Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors.  Preferred stock also may be subject to optional or mandatory redemption provisions.

Illiquid Securities

The FUND may invest up to 10% of its total assets in illiquid securities.  The Board of Directors of the Corporation (the “Board”) or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of those limitations.  Illiquid securities may include repurchase agreements maturing in more than seven days and other securities that are not readily marketable.

Repurchase Agreements and Other Short-Term Investments

The FUND may enter into repurchase agreements with banks or certain non-bank broker/dealers.  In a repurchase agreement, the FUND buys an interest-bearing security at one price and simultaneously agrees to sell it back at a mutually agreed upon time and price.  The repurchase price reflects an agreed-upon interest rate during the time the FUND’s money is invested in the security.  Since the security purchased constitutes security for the repurchase obligation, a repurchase agreement can be considered as a loan collateralized by the security purchased.  The FUND’s risk is the ability of the seller to pay the agreed-upon price on the delivery date.  If the seller defaults, the FUND may incur costs in disposing of the collateral, which would reduce the amount realized thereon.  If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited.  To the extent the value of the security decreases, the FUND could experience a loss.  The Board has established procedures to evaluate the creditworthiness of the other parties to repurchase agreements.

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In addition, the FUND may invest in commercial paper and other cash equivalents rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody’s, commercial paper master notes (which are demand instruments bearing interest at rates which are fixed to known lending rates and automatically adjusted when such lending rates change) of issuers whose commercial paper is rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody’s and unrated debt securities which are deemed by Concorde Financial Corporation (the “Advisor”) to be of comparable quality.  The FUND may also invest in United States Treasury bills and notes, and certificates of deposit of domestic branches of U.S. banks or of Canadian banks, provided in each case that the banks have total deposits in excess of $1,000,000,000.  The FUND will invest in repurchase agreements and other short-term investments only for temporary defensive purposes or to maintain liquidity to pay FUND expenses and potential redemption requests.  However, when investing for temporary defensive purposes, up to 100% of the FUND’s assets may be invested in such securities.

U.S. Government Securities

The FUND may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities which include Treasury securities which differ only in their interest rates, maturities and times of issuance.  Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.  Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Ginnie Mae Certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrower from the Treasury; others, such as those issued by Fannie Mae, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality.  While the U.S. Government provides financial support to such U.S. Government sponsored agencies or instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.

Foreign Securities

The FUND may invest in securities of foreign issuers which may be U.S. dollar-denominated or denominated in foreign currencies.  The FUND may invest up to 15% of its total assets in securities of foreign issuers that are U.S. dollar-denominated.  The FUND may invest up to 5% of its total assets in securities of foreign issuers denominated in foreign currencies.  Securities of foreign issuers in the form of American Depository Receipts (“ADRs”) that are regularly traded on recognized U.S. exchanges or in the U.S. over-the-counter market are not considered foreign securities for purposes of these limitations.  The FUND, however, will not invest more than 20% of its total assets in such ADRs and will only invest in ADRs that are issuer sponsored.  ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities.  Most ADRs are denominated in U.S. dollars.  However, they are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying securities are denominated in foreign currency.  Issuers of the securities underlying sponsored ADRs, but not unsponsored ADRs, are contractually obligated to disclose material information in the United States.  Therefore, the market value of unsponsored ADRs is less likely to reflect the effect of such information.

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Investments in securities of foreign issuers involve risks which are in addition to the usual risks inherent in domestic investments.  The value of the FUND’s foreign investments may be significantly affected by changes in currency exchange rates, and the FUND may incur certain costs in converting securities denominated in foreign currencies to U.S. dollars.  In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States.  Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards.  Dividends and interest on foreign securities may be subject to foreign withholding taxes which would reduce the FUND’s income without providing a tax credit for the FUND’s shareholders.  Although the FUND intends to invest in securities of foreign issuers domiciled in nations in which the Advisor considers as having stable and friendly governments, there is a possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which could affect investments in those nations.

Hedging Instruments

Index Options Transactions. The FUND may purchase put and call options and write call options on stock indexes.  A stock index fluctuates with changes in the market values of the stock included in the index.  Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the options.  Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.  The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple.  The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser.  Unlike the options on securities discussed below, all settlements of index options transactions are in cash.

Some stock index options are based on a broad market index such as the S&P 500 Index, the NYSE Composite Index or the AMEX Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index.  Options currently are traded on the Chicago Board of Options Exchange, the NYSE MKT LLC and other exchanges.  Over-the-counter index options, purchased over-the-counter options and the cover for any written over-the-counter options would be subject to the FUND’s 10% limitation on investment in illiquid securities. See “Illiquid Securities.”

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Each of the exchanges has established limitations governing the maximum number of call or put options on the same index which may be bought or written (sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers).  Under these limitations, options positions of certain other accounts advised by the same investment adviser are combined for purposes of these limits.  Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions.  These position limits may restrict the number of listed options which the FUND may buy or sell; however, the Advisor intends to comply with all limitations.

Index options are subject to substantial risks, including the risk of imperfect correlation between the option price and the value of the underlying securities comprising the stock index selected and the risk that there might not be a liquid secondary market for the option.  Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the FUND will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than upon movements in the price of a particular stock.  Trading in index options requires different skills and techniques than are required for predicting changes in the prices of individual stocks.  The FUND will not enter into an option position that exposes the FUND to an obligation to another party, unless the FUND either (i) owns an offsetting position in securities or other options; and/or (ii) maintains with the FUND’s custodian bank (and marks-to-market, on a daily basis) cash or liquid securities that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying stock index not otherwise covered.

The Advisor may utilize index options as a technique to leverage the portfolios of the FUND.  If the Advisor is correct in its assessment of the future direction of stock prices, the share prices of the FUND will be enhanced.  If the Advisor has the FUND take a position in options and stock prices move in a direction contrary to the Advisor’s forecast however, the FUND would incur losses greater than the FUND would have incurred without the options position.

Options on Securities. The FUND may buy put and call options and write (sell) call options on securities.  By writing a call option and receiving a premium, the FUND may become obligated during the term of the option to deliver the securities underlying the option at the exercise price if the option is exercised.  By buying a put option, the FUND has the right, in return for a premium paid during the term of the option, to sell the securities underlying the option at the exercise price.  By buying a call option, the FUND has the right, in return for a premium paid during the term of the option, to purchase the securities underlying the option at the exercise price.  Options on securities written by the FUND will be traded on recognized securities exchanges.

When writing call options on securities, the FUND may cover its position by owning the underlying security on which the option is written.  Alternatively, the FUND may cover its position by owning a call option on the underlying security, on a share for share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the FUND or, if higher, by owning such call option and maintaining cash or liquid securities equal in value to the difference between the two exercise prices.  In addition, the FUND may cover its position by maintaining cash or liquid securities equal in value to the exercise price of the call option written by the FUND.  The principal reason for the FUND to write call options on stocks held by the FUND is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

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When the FUND wishes to terminate the FUND’s obligation with respect to an option it has written, the FUND may effect a “closing purchase transaction.”  The FUND accomplishes this by buying an option of the same series as the option previously written by the FUND.  The effect of the purchase is that the writer’s position will be canceled.  However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option.  When the FUND is the holder of an option, it may liquidate its position by effecting a “closing sale transaction.”  The FUND accomplishes this by selling an option of the same series as the option previously purchased by the FUND.  There is no guarantee that either a closing purchase or a closing sale transaction can be effected.  If any call or put option is not exercised or sold, the option will become worthless on its expiration date.

The FUND will realize a gain (or a loss) on a closing purchase transaction with respect to a call option previously written by the FUND if the premium, plus commission costs, paid by the FUND to purchase the call option is less (or greater) than the premium, less commission costs, received by the FUND on the sale of the call option.  The FUND also will realize a gain if a call option which the FUND has written lapses unexercised, because the FUND would retain the premium.

The FUND will realize a gain (or a loss) on a closing sale transaction with respect to a call or a put option previously purchased by the FUND if the premium, less commission costs, received by the FUND on the sale of the call or the put option is greater (or less) than the premium, plus commission costs, paid by the FUND to purchase the call or the put option.  If a put or a call option which the FUND has purchased expires out-of-the-money, the option will become worthless on the expiration date, and the FUND will realize a loss in the amount of the premium paid, plus commission costs.

Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by the FUND.  In such event, the FUND would be unable to realize its profits or limit its losses until the FUND would exercise options it holds and the FUND would remain obligated until options it wrote were exercised or expired.

Because option premiums paid or received by the FUND are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in common stocks.

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The hours of trading for options may not conform to the hours during which the underlying securities are traded.  To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.  The purchase and writing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

Securities of Other Registered Investment Companies

The FUND may invest up to 10% of its net assets in shares of registered investment companies.  The FUND will not purchase or otherwise acquire shares of any registered investment company (except as part of a plan of merger, consolidation or reorganization approved by the shareholders of the FUND) if (a) the FUND and its affiliated persons would own more than 3% of any class of securities of such registered company; or (b) more than 5% of its net assets would be invested in the shares of any one registered investment company.  The FUND may invest more in money market funds.

Any investment in a registered investment company involves investment risk. Additionally, an investor could invest directly in the registered investment companies in which the FUND invests.  By investing indirectly through the FUND, an investor bears not only his or her proportionate share of the expenses of the FUND (including operating costs and investment advisory fees) but also indirect similar expenses of the registered investment companies in which the FUND invests.  An investor may also indirectly bear expenses paid by registered investment companies in which the FUND invests related to the distribution of such registered investment company’s shares.

Exchange-Traded Funds

The FUND may invest in exchange-traded funds (“ETFs”).  ETFs are investment companies that are bought and sold on a securities exchange.  An ETF generally represents a fixed portfolio of securities designed to track a particular market segment or index.  ETFs have expenses associated with their operation, typically including advisory fees. When the FUND invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear its pro rata portion of the ETF’s expenses.  The risks of owning an ETF generally reflect the risks of owning the underlying market segment or index it is designed to track. Lack of liquidity in an ETF, however, could result in it being more volatile than the underlying portfolio of securities. In addition, the FUND will incur expenses in connection with investing in ETFs that may increase the cost of investing in the ETF versus the cost of directly owning the securities in the ETF.

Real Estate Investment Trusts

The FUND may invest in real estate investment trusts (“REITs”).  Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property.  REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses and variations in rental income.  REITs pay dividends to their shareholders based upon available funds from operations.  It is quite common for these dividends to exceed a REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital.  The FUND intends to include the gross dividends from such REITs in its distribution to its shareholders and, accordingly, a portion of the FUND’s distributions may also be designated as a return of capital.

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Cyber Security Risk

As technology becomes more integrated into the FUND’s operations, the FUND will face greater operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the FUND to lose proprietary information, suffer data corruption, or lose operational capacity. This in turn could cause the FUND to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, and/or financial loss. Cyber security threats may result from unauthorized access to the FUND’s digital information systems (e.g., through “hacking” or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, because the FUND works closely with third-party service providers (e.g., administrators, transfer agents, custodians and other financial intermediaries), cyber security breaches at such third-party service providers may subject the FUND to many of the same risks associated with direct cyber security breaches. The FUND may experience investment losses in the event of cyber security breaches at any of the issuers in which the FUND may invest. While the FUND has established risk management systems designed to reduce the risks associated with cyber security, there can be no assurance that such measures will succeed

PORTFOLIO TURNOVER

The FUND does not trade actively for short-term profits, but when the circumstances warrant, securities may be sold without regard to the length of time held.  The FUND will typically hold a stock until it reaches a valuation level such that the Advisor believes that the stock is no longer undervalued.  The Advisor is prepared to hold stocks for several years or longer, if necessary.  The Advisor intends to purchase a given security whenever it believes it will contribute to the stated objective of the FUND, even if the same security has only recently been sold.  In selling a given security, the Advisor keeps in mind that profits from sales of securities are taxable to certain shareholders.  Subject to those considerations, the FUND may sell a given security, no matter for how long or for how short a period it has been held in the portfolio, and no matter whether the sale is at a gain or at a loss, if the Advisor believes that it is not fulfilling its purpose.  Since investment decisions are based on the anticipated contribution of the security in question to the FUND’s objectives, the rate of portfolio turnover is irrelevant when the Advisor believes a change is in order to achieve those objectives, and the FUND’s annual portfolio turnover rate may vary from year to year.

The annual portfolio turnover rate indicates changes in the FUND’s portfolio and is calculated by dividing the lesser of purchases or sales of portfolio securities (excluding securities having maturities at acquisition of one year or less) for the fiscal year by the monthly average of the value of the portfolio securities (excluding securities having maturities at acquisition of one year or less) owned by the FUND during the fiscal year.

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High portfolio turnover (i.e., over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the FUND.  In addition, high portfolio turnover may result in increased short-term capital gains which, when distributed to shareholders, are taxed at ordinary income rates.

For the fiscal periods indicated below the FUND’s portfolio turnover rate was:

Portfolio Turnover During fiscal years ended September 30,
2015	2014
57%	32%

The portfolio turnover rate is calculated by dividing the lesser of the FUND’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year.

DISCLOSURE OF PORTFOLIO HOLDINGS

The FUND has adopted policies and procedures relating to the disclosure of the FUND’s portfolio holdings information (the “Policy”).  The Board reviews the Policy for operational effectiveness and makes revisions as needed, in order to ensure that the disclosures are in the best interest of the FUND’s shareholders and to address any conflicts between the shareholders of the FUND and those of the Advisor or any other affiliate of the FUND.

The FUND has entered into arrangements with certain third party service providers for services that require these groups to have access to the FUND’s portfolio on a daily basis.  As a result, such third party services providers may receive portfolio holdings information prior to and more frequently than the public disclosure of such information.  Specifically, for example, the FUND may disclose portfolio holdings information to the fund accountant who is responsible for maintaining the accounting records of the FUND, which includes maintaining a current portfolio of the FUND.  The FUND also undergoes an annual audit which requires the FUND’s independent registered public accounting firm to review the FUND’s portfolio.  In addition to the FUND’s fund accountant, the FUND’s custodian also maintains an up-to-date list of the FUND’s holdings.  Further, the FUND may disclose its portfolio holdings to financial printers for the purpose of preparing FUND regulatory filings, to other service providers such as proxy voting services providers or portfolio management database providers in connection with their providing services to the FUND and to ranking organizations for use in developing a ranking for the FUND.  Each of these parties is contractually and/or ethically prohibited from sharing the FUND’s portfolio unless specifically authorized by the FUND’s President.

Additionally, the FUND may provide its entire portfolio to the following ranking organizations: Morningstar, Inc., Lipper, Inc., Standard & Poor’s Rating Group, Bloomberg L.P., Thomson Financial Research, Nelson Investments and Vickers Stock Research.  The FUND’s management has determined that these organizations provided investors with a valuable service and, therefore, are willing to provide them with portfolio information.  The FUND may not pay these organizations or receive any compensation from them for providing this information.  The FUND may provide portfolio information to these organizations on either a monthly or quarterly basis but not until such information is at least 10 days old.

The Advisor may manage other accounts such as separate accounts, private accounts , unregistered products, and portfolios sponsored by companies other than the Advisor.  These other accounts may be managed in a similar fashion to the FUND and thus may have similar portfolio holdings.  Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the FUND’S portfolio holdings disclosure policies.  Additionally, clients of such accounts have access to their portfolio holdings and are generally not subject to the FUND’s portfolio holdings disclosure policies.

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DIRECTORS AND OFFICERS OF THE CORPORATION

As a Texas corporation, the business and affairs of the Corporation are managed by its officers under the direction of the Board.  The Board is responsible for the overall management of the Corporation.  This includes the general supervision and review of the FUND’s investment policies and activities.  The Board approves all significant agreements between the Corporation and those parties furnishing services to it, which include agreements with the Advisor, Administrator, Custodian and Transfer Agent.  The Board appoints officers who conduct and administer the FUND’s day-to-day operations.  The Corporation has an audit committee consisting solely of the two Disinterested Directors.  The audit committee plays a significant role in risk oversight as it meets annually with the auditor of the FUND and periodically with the FUND’s Chief Compliance Officer. As Chairman of the Board and Disinterested Director, John H. Wilson is the presiding officer at all meetings of the Board.  Given the size of the Board and the ability of the Disinterested Directors to provide input on meeting agendas, together with the regular executive sessions of the Disinterested Directors and the annual Board self-assessment, the Board believes that the current structure is working effectively. Accordingly, the Board has determined that its leadership structure is appropriate and effective in light of the size of the Corporation, the nature of its business and industry practices.

The name, address, age, principal occupation(s) during the past five years and certain other information with respect to each of the directors and officers of the Corporation are as follows:

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	# of Funds in Fund Complex	Other Directorships Held by Director During Past 5 Years

“Disinterested Persons”

William Marcy, Ph.D., P.E. Born: 1942 Address: 1000 Three Lincoln Centre 5430 LBJ Freeway LB3 Dallas, Texas 75240-2650	Director	Indefinite, until successor elected Since 2006	Executive Director of the Murdough Center for Engineering Professionalism and the National Institute for Engineering Ethics, Texas Tech University. He is a former Provost and Senior Vice President for Academic Affairs, Texas Tech University.	1	None

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Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	# of Funds in Fund Complex	Other Directorships Held by Director During Past 5 Years

John H. Wilson Born: 1942 Address: 1000 Three Lincoln Centre 5430 LBJ Freeway LB3 Dallas, Texas 75240-2650	Chairman and Director	Indefinite, until successor elected Since 1992	President of U.S. Equity Corporation, a venture capital firm, since 1983.	1	Capital Southwest Corporation, Encore Wire Corporation

“Interested Persons”

Gary B. Wood, Ph.D.*, ** Born: 1949 Address: 1000 Three Lincoln Centre 5430 LBJ Freeway LB3 Dallas, Texas 75240-2650	President and Director	Indefinite, until successor elected (as Director) One-year term (as officer) Since 1987 Treasurer (1987 – 2014)	President, Secretary, Treasurer and a director of the Advisor and Concorde Capital Corporation, an exempt reporting advisor to funds affiliated with the Advisor. He is also Chairman of the Board and Interim CEO of International Hospital Corporation Holding, NV and its subsidiaries, which owns, develops and manages private healthcare facilities in Mexico, Central America and Brazil.	1	None.

John A. Stetter Born: 1955 Address: 1000 Three Lincoln Centre 5430 LBJ Freeway LB3 Dallas, Texas 75240-2650	Secretary	One-year term Since 1998	Vice President and Portfolio Manager for the Advisor.	N/A	N/A

Gregory B. Wood** Born: 1979 Address: 1000 Three Lincoln Centre 5430 LBJ Freeway LB3 Dallas, Texas 75240-2650	Treasurer and Chief Compliance Officer	One-year term (as Treasurer) Since 2014; (as Chief Compliance Officer) Since 2015	Vice President of Concorde Investment Management and Concorde Capital since 2014. Commercial banking underwriter at JPMorgan Chase & Co., Inc. (2010 – 2014).	N/A	N/A

*	Dr. Wood is a director who is an “interested person” of the FUND as that term is defined in the 1940 Act, due to the position he holds with the Advisor.
**	Dr. Wood and Gregory Wood are father and son, respectively.

Gary B. Wood, Ph.D., has been a Director and a portfolio manager of the FUND since inception.  His experience and skill as a portfolio manager, as well as his familiarity with investment strategies utilized by the Advisor, led to the conclusion that he should serve as a Director.  John H. Wilson and William Marcy, Ph.D. have served as Directors since 1992 and 2006, respectively.  They are both experienced businessmen and/or investors, and are familiar with financial statements.  Each takes a constructive and thoughtful approach in addressing issues facing the FUND.  This combination of skill and attributes led to the conclusion that each should serve as a Director.

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The Board has an audit committee whose members are Mr. John H. Wilson and Dr. William Marcy.  The primary functions of the audit committee are to recommend to the Board the independent auditors to be retained to perform the annual audit, to review the results of the audit, to review the FUND’s internal controls and to review certain other matters relating to the independent auditors and financial records.  The audit committee met one time during the fiscal year ended September 30, 2015.

The Board has no other committees.

During the fiscal year ended September 30, 2015, each Director who is not deemed an “interested person” of the FUND received $250 for each Board meeting attended. The Corporation’s standard arrangement with the Directors is to reimburse each Director for expenses incurred in connection with attendance at meetings of the Board.  Neither the Corporation nor the FUND maintains any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as Corporation or FUND expenses.

The following table sets forth the compensation paid by the Corporation to each of the current Directors of the Corporation during the fiscal year ended September 30, 2015:

COMPENSATION TABLE

Name of Person	Aggregate Compensation from the FUND	Pension or Retirement Benefits Accrued as Part of FUND Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from FUND and Fund Complex Paid to Director
“Disinterested Persons”
William Marcy, Ph.D., P.E.	$1,000	$0	$0	$1,000
John H. Wilson	$1,000	$0	$0	$1,000
“Interested Person”
Gary B. Wood, Ph.D.	$0	$0	$0	$0

CODE OF ETHICS

The Corporation and the Advisor have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act.  Subject to certain conditions, this code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the FUND.  This code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale the security is being considered for purchase or sale by the FUND or is being purchased or sold by the FUND.

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PROXY VOTING POLICY

The FUND votes proxies in accordance with the Advisor’s proxy voting policy.  With regard to individual securities held by the FUND, the Advisor generally votes as management recommends with respect to corporate governance issues and compensation plans, and on social or corporate responsibility issues in a manner that the Advisor believes will be most likely to increase the value of the security.  With regard to investment companies held by the FUND, the Advisor generally votes to approve existing management or advisory agreements, and votes on a case by case basis proxies related to distribution plans or mergers in the manner determined to be most likely to increase shareholder value, lower actual costs to shareholders or otherwise enhance an investment company’s performance. In the event that a vote presents a conflict of interest between the interests of the FUND and the Advisor, the Advisor will disclose the conflict to the Board and offer the Board the opportunity to instruct the Advisor in voting the securities.  Information regarding how the FUND voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, by calling the Transfer Agent at 1-800-294-1699, and on the SEC’s website at http://www.sec.gov.

OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the FUND.  Control persons are persons deemed to control the FUND because they own beneficially over 25% of the outstanding shares of the FUND.  Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the FUND.

The FUND does not know of any person who owns beneficially, directly or through controlled companies, more than 25% of the FUND’s shares or who acknowledges the existence of control.  As of December 31, 2015, the following shareholder was considered to be a principal shareholder of the FUND:

Name and Address of Shareholder	Percent of Fund
National Financial Services LLC* 499 Washington Boulevard, Floor 5 Jersey City, NJ 07310-2010	97.70%

*	As of December 31, 2015, National Financial Services LLC owned of record, but not beneficially, 673,943 shares of the FUND or 97.70% of the then outstanding shares.

The following table sets forth the dollar range of shares beneficially owned by each Director in the FUND as of December 31, 2015, using the following ranges: None, $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; or over $100,000.

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Name of Director	Dollar Range of Shares in the FUND	Aggregate Dollar Range of Shares in All Registered Investment Companies Overseen by Director in Family of Investment Companies
“Disinterested Persons”
William Marcy, Ph.D., P.E.	$0	$0
John H. Wilson	$0	$0
“Interested Person”
Gary B. Wood, Ph.D.	Over $100,000	Over $100,000

As of January 15, 2016, the Directors and Officers of the Corporation as a group owned approximately 1.94% of the outstanding shares of the FUND.  Furthermore, neither the Disinterested Directors, nor members of their immediate family, owned securities beneficially or of record in the Advisor or an affiliate of the Advisor.  Accordingly, neither the Disinterested Directors nor members of their immediate family, have direct or indirect interest, the value of which exceeds $120,000, in the Advisor or any of its affiliates.

None of the Directors who are disinterested persons, or any members of their immediate family, own shares of the Advisor or companies, other than registered investment companies, controlled by or under common control with the Advisor.

INVESTMENT ADVISOR

The investment advisor to the FUND is Concorde Financial Corporation, which does business under the name Concorde Investment Management.  The Advisor is controlled by Gary B. Wood, Ph.D.  Dr. Wood is also President and a Director of the Corporation.  Pursuant to an investment advisory agreement between the FUND and the Advisor (the “Agreement”), the Advisor furnishes continuous investment advisory and management services to the FUND.  For its services to the FUND, the Advisor receives a monthly fee based on the average daily net assets of the FUND at the annual rate of 0.90% for the FUND.

During the fiscal years ended September 30, the FUND incurred the following advisory fees.

Year	Total Fees Accrued by Advisor	Fees Waived/ Expenses Reimbursed by Advisor	Net Fees Paid to Advisor
2015	$98,225	$0	$98,225
2014	$106,525	$0	$106,525
2013	$97,986	$0	$97,986

Under the Agreement, the Advisor, at its own expense and without separate reimbursement from the FUND, furnishes office space and all necessary office facilities, equipment, and executive personnel for managing the FUND and maintaining its organization; bears all sales and promotional expenses of the FUND, other than expenses incurred in complying with the laws regulating the issue or sale of securities; and pays salaries and fees of all Officers and Directors of the FUND (except the fees paid to Disinterested Directors as such term is defined under the 1940 Act).

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The FUND pays all of its expenses not assumed by the Advisor including, but not limited to: the costs of preparing and printing its registration statements required under the Securities Act of 1933 and the 1940 Act and any amendments thereto; the expense of registering its shares with the SEC and in the various states; the printing and distribution cost of prospectuses mailed to existing shareholders; the cost of director and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements; interest charges; brokerage commissions and expenses incurred in connection with portfolio transactions.  The FUND also pays: the fees of directors who are not interested persons of the Corporation; compensation of administrative and clerical personnel; association membership dues; auditing and accounting services; legal fees and expenses; fees and expenses of any custodian or trustees having custody of the FUND’s assets; expenses of calculating the net asset value (“NAV”) and repurchasing and redeeming shares; charges and expenses of dividend disbursing agents; registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems related thereto.

The Advisor has undertaken to reimburse the FUND to the extent that the aggregate annual operating expenses, including the investment advisory fee but excluding interest, taxes, brokerage commissions and extraordinary items, exceed that percentage of the average net assets of the FUND for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the shares of the FUND are qualified for sale.  If the states in which the shares of the FUND are qualified for sale impose no such restrictions, the Advisor will not be obligated to reimburse the FUND.  As of the date of this SAI, the shares of the FUND are not qualified for sale in any state which imposes an expense limitation.  The FUND monitors its expense ratio on a monthly basis.  If the accrued amount of the expenses of the FUND exceeds an applicable expense limitation, the FUND will create an account receivable from the Advisor for the amount of such excess.  In such a situation, the monthly payment of the Advisor’s fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of the FUND’s fiscal year if accrued expenses thereafter fall below this limit.  The adjustment will be reconciled at the end of the fiscal year and not carried forward.

The Agreement will remain in effect as long as its continuance is specifically approved at least annually, by (i) the Board, or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Corporation, and (ii) by the vote of a majority of the Directors of the Corporation who are not parties to the Agreement or interested persons of the Advisor, cast in person at a meeting called for the purpose of voting on such approval.  The Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board or by vote of a majority of the FUND’s shareholders, on a 60-day written notice to the Advisor, and by the Advisor on the same notice to the FUND and that it shall be automatically terminated if it is assigned.

The Agreement provides that the Advisor will not be liable to the FUND or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.  The Agreement also provides that the Advisor and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services to others.

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PORTFOLIO MANAGERS

Mr. John A. Stetter is a co-portfolio manager responsible for the day-to-day management of the FUND.  The following table shows the number of accounts other than the FUND managed by Mr. Stetter and the total assets in the accounts managed within various categories as of September 30, 2015.

	Number of Other Accounts Managed and Total Assets by Account Type		Number of Accounts and Total Assets for which Advisory Fee is Performance-Based
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	90	$133 million	0	$0

Material Conflict of Interest.  Where conflicts of interest arise between the FUND and other accounts managed by the co-portfolio manager, Mr. Stetter will proceed in a manner that ensures that the FUND will not be treated materially less favorably.  There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by Mr. Stetter.  In such instances, securities will be allocated in accordance with the Advisor’s trade allocation policy.

Gary B. Wood, Ph.D. is a co-portfolio manager responsible for the day-to-day management of the FUND.  The following table shows the number of accounts other than the FUND managed by Dr. Wood and the total assets in the accounts managed within various categories as of September 30, 2015.

	Number of Other Accounts Managed and Total Assets by Account Type		Number of Accounts and Total Assets for which Advisory Fee is Performance-Based
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	90	$133 million	0	$0

Material Conflict of Interest.  Where conflicts of interest arise between the FUND and other accounts managed by the co-portfolio manager, Dr. Wood will proceed in a manner that ensures that the FUND will not be treated materially less favorably.  There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by Dr. Wood.  In such instances, securities will be allocated in accordance with the Advisor’s trade allocation policy.

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Compensation. Each co-portfolio manager’s compensation is made up of a fixed salary amount which is not based on the value of the assets in the FUND’s portfolio or the FUND’s performance.  Any bonuses received by the portfolio manager are based on the profitability of the Advisor.  The co-portfolio managers participate in a retirement plan funded by the Advisor.

Shares Owned in the FUND by the Portfolio Managers.  As of September 30, 2015, the co-portfolio managers owned the following shares in the FUND:

Name of Portfolio Manager	Dollar Range of Shares in the FUND (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000)	Aggregate Dollar Range of Shares in all Registered Investment Companies Overseen by Portfolio Manager in Family of Investment Companies
John A. Stetter	$10,001-$50,000	$10,001-$50,000
Gary B. Wood, Ph.D.	$100,001-$500,000	$100,001-$500,000

DETERMINATION OF NET ASSET VALUE

The NAV (or price) per share of the FUND is determined by dividing the total value of the FUND’s investments and other assets, less any liabilities, by its number of outstanding shares.  The NAV of the FUND normally will be determined as of the close of trading on each day the New York Stock Exchange (the “NYSE”) is open for trading.  The NYSE is open for trading Monday through Friday except New Year’s Day, Dr. Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.  The NYSE also may be closed on national days of mourning or due to natural disaster or other extraordinary events or emergency.

The per share NAV of the FUND is determined by dividing the total value of the FUND’s net assets (meaning its assets less its liabilities) by the total number of its shares outstanding at that time.  In calculating NAV of the FUND, portfolio securities listed on a national securities exchange (other than The NASDAQ OMX Group, Inc., referred to as NASDAQ) are valued at the last sale price on the day the valuation is made. Securities that are traded on NASDAQ under one of its three listing tiers, NASDAQ Global Select Market, NASDAQ GlobalMarket and NASDAQ CapitalMarket, are valued at the Nasdaq Official Closing Price. Securities Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities, including securities sold short, which are listed on an exchange but which are not traded on the valuation date are valued at the mean between the bid and the asked prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price or, if unavailable, at prices provided by an independent pricing service. Securities sold short which are not listed on an exchange but for which market quotations are readily available are generally  valued at the average of the current bid and asked prices. Debt securities are valued by an independent pricing service approved by the Company that uses a matrix pricing method or other analytical pricing models. Other assets, including investments in open-end investment companies, and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Advisor.

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Short-term instruments (those with remaining maturities of 60 days or less) are  valued by an independent pricing service approved by the Advisor which approximates market.

The FUND may invest in foreign securities. Trading in foreign securities may be completed at times that vary from the closing of the NYSE. The FUND’s policy is to value the foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If these events materially affect the value of portfolio securities, then these securities may be g enerally valued by the Advisor at their fair value under the supervision of the FUND’s Board of Directors, as discussed below.

Exchange traded options are valued at the last reported sale price on an exchange on which the option is traded. If no sales are reported on a particular day, the mean between the highest bid and lowest asked quotations at the close of the exchanges will generally be used. Non-exchange traded options also will generally  be valued at the mean between the last bid and asked quotations. For options where market quotations are not readily available, fair value shall be determined by the Advisor under the supervision of the FUND’s Board of Directors, as discussed below.

Securities for which market quotations are not readily available or if the closing price does not represent fair value, are valued at fair value as determined in good faith following procedures approved by the Board. Factors used in determining fair value vary by investment type and may include: trading volume of security and markets, value of other like securities and news events with direct bearing to security or market.

An example of how the FUND calculated its NAV as of September 30, 2015 is as follows:

Net Assets	=	Net Asset Value Per Share
Shares Outstanding

$9,137,908	=	$13.79
662,884

ANTI-MONEY LAUNDERING PROGRAM

The Corporation has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  To ensure compliance with this law, the Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

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Procedures to implement the Program include, but are not limited to, determining that the FUND’s service providers and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications.  The FUND will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Corporation may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Corporation may be required to transfer the account or proceeds of the account to a governmental agency.

REDEMPTION OF FUND SHARES

Subject to the FUND’s compliance with applicable regulations, the FUND has reserved the right to pay the redemption price of shares redeemed, either totally or partially, by a distribution in-kind of securities (instead of cash) from the FUND’s portfolio.  The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV for the shares redeemed.  If a holder of FUND shares receives a distribution in-kind, he would incur brokerage charges when subsequently converting the securities to cash.  Holders of FUND shares who in any 90 day period redeem no more than the lesser of $250,000 or 1% of the FUND’s net assets at the beginning of the 90 day period will be paid the redemption price in cash.

The right to redeem shares of the FUND will be suspended for any period during which the NYSE is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the NYSE is restricted pursuant to rules and regulations of the SEC, (b) the SEC has by order permitted such suspension, or (c) an emergency, as defined by rules and regulations of the SEC, exists, and as a result of which, it is not reasonably practicable for the FUND to dispose of its securities or to fairly determine the value of its net assets.

ALLOCATION OF INVESTMENT OPPORTUNITIES

There may be times when a given investment opportunity is appropriate for some, or all, of the Advisor’s other client accounts. It is the policy and practice of the Advisor not to favor or disfavor consistently or consciously any client or class of clients in the allocation of investment opportunities, so that to the extent practical, such opportunities will be allocated among clients, including the FUND, over a period of time on a fair and equitable basis.

If the Advisor determines that a particular investment is appropriate for more than one client account, the Advisor may aggregate securities transactions for those client accounts (“block trades”).  To ensure that no client account is disadvantaged as a result of such aggregation, the Advisor has adopted policies and procedures to ensure that the Advisor does not aggregate securities transactions for client accounts unless it believes that aggregation is consistent with its duty to seek best execution for client accounts and is consistent with the applicable agreements of the client accounts for which the Advisor aggregates securities transactions.  No client account is favored over any other client account in block trades, and each client account that participates in block trades participates at the average share price for all transactions in the security for which that aggregated order is placed on the day that such aggregated order is placed.  Subject to minimum ticket charges, transaction costs are shared in proportion to Client Accounts’ participation.

ALLOCATION OF PORTFOLIO BROKERAGE

Decisions to buy and sell securities for the FUND are made by the Advisor subject to review by the Board.  In placing purchase and sale orders for portfolio securities for the FUND, it is the policy of the Advisor to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph.  In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations.  Among these are the Advisor’s evaluation of the broker’s efficiency in executing and clearing transactions, block trading capability (including the broker’s willingness to position securities) and the broker’s financial strength and stability.  The most favorable price to the FUND means the best net price without regard to the mix between purchase or sale price and commission, if any.  For example, over-the-counter securities may be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price (i.e., “markups” when the market maker sells a security and “markdowns” when the market maker purchases a security) or from non-principal market makers who are paid commissions directly.

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In allocating brokerage business for the FUND, the Advisor also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm’s analysts for consultation.  While the Advisor believes these services have substantial value, they are considered supplemental to the Advisor’s own efforts in the performance of its duties under the Agreement.  Other clients of the Advisor may indirectly benefit from the availability of these services to the Advisor, and the FUND may indirectly benefit from services available to the Advisor as a result of transactions for other clients.  The Agreement provides that the Advisor may cause the FUND to pay a broker which provides brokerage and research services to the Advisor a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Advisor determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Advisor’s overall responsibilities with respect to the FUND and the other accounts as to which it exercises investment discretion.

For the fiscal years ended September 30, the FUND paid the following in brokerage commissions:

2015	2014	2013
$20,146	$10,749	$13,815

Aggregate brokerage commissions paid by the FUND to brokers who provided brokerage and research services for the fiscal year ended September 30, 2015 are shown in the following table.

Fiscal Year Ended September 30, 2015
Dollar Value of Securities Traded	Related Soft Dollar Brokerage Commissions
$12,259,860	$10,322
The FUND did not hold securities of its regular brokers and dealers (as defined in Rule 10b-1 under the 1940 Act, as amended) or their parents as of September 30, 2015.

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ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

U.S. Bank, N.A., Custody Operations, 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212, acts as custodian for the FUND.  As such, U.S. Bank, N.A. holds all securities and cash of the FUND, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Corporation.  U.S. Bank, N.A. does not exercise any supervisory function over the management of the FUND, the purchase and sale of securities or the payment of distributions to stockholders.

U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, an affiliate of U.S. Bank, N.A., acts as the FUND’s fund administrator, fund accountant, Transfer Agent and dividend disbursing agent. USBFS has entered into a fund accounting services agreement with the FUND pursuant to which it acts as fund accountant.  As fund accountant, USBFS maintains and keeps current the books, accounts, journals and other records of original entry relating to the business of the FUND and calculates the FUND’s NAV on a daily basis.  In consideration of such services, the FUND pays USBFS a monthly fee based on its average daily net assets, with a minimum annual amount, and reimburses it for its out-of-pocket expenses.

During the fiscal years ended September 30, the FUND paid the following amounts to USBFS for fund administration services:

Paid During Fiscal Years Ended September 30
2015	2014	2013
$35,160	$35,082	$35,875

TAXES

Set forth below is a summary of certain United States federal income tax considerations applicable to the FUND and the purchase, ownership and disposition of shares.  This discussion does not purport to be a complete description of the income tax considerations that may be applicable to an investment in the FUND.  For example, this summary does not discuss certain tax considerations that may be relevant to non U.S. holders or holders who are subject to special rules under the Internal Revenue Code of 1986, as amended (the “Code”), including shareholders subject to the alternative minimum tax, tax-exempt organizations, certain financial institutions, dealers in securities, and pension plans and trusts.  In addition, this summary does not discuss any aspect of U.S. estate or gift tax or foreign, state, or local taxes.

Taxation of the Fund

The FUND has elected to be treated, has qualified, and intends to qualify as a regulated investment company under Subchapter M of the Code.  To qualify as a regulated investment company, the FUND must comply with certain requirements of the Code relating to, among other things, the sources of its income, the diversification of its assets and the timing and amount of its distributions.  If the FUND so qualifies as a regulated investment company and distributes to its shareholders at least 90% of its investment company taxable income (generally including interest, dividends and net short-term capital gain), it will not be subject to U.S. federal income tax on its investment company taxable income realized during any fiscal year, or on its net capital gain realized during any fiscal year, to the extent that it distributes such income and gain to the FUND’s shareholders.  If the FUND failed to qualify as a regulated investment company in any fiscal year, it would be treated as a corporation for federal income tax purposes and as such, the FUND (but not its shareholders) would be required to pay income taxes on its net investment income and net capital gain, if any, at the rates generally applicable to corporations, whether or not the FUND distributed such income or gains.  In addition, distributions to the FUND’s shareholders, whether from the FUND’s net investment income or net capital gain, would be treated as taxable dividends to the extent of current and accumulated earnings and profits of the FUND.

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As a regulated investment company, the FUND is generally not allowed to utilize any net operating loss realized in a taxable year in computing investment company taxable income in any prior or subsequent taxable year.  The FUND may, however, carry forward capital losses in excess of capital gains (“net capital losses”) from a taxable year to offset capital gains, if any, realized in a subsequent taxable year, subject to certain limitations.  This would reduce the amount the FUND would otherwise be required to distribute in such future years to qualify for the special tax treatment accorded regulated investment companies and avoid a FUND-level tax.

If the FUND incurs or has incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the FUND is permitted to carry such losses forward for eight taxable years, and in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset short-term capital gains, and then offset long-term capital gains. The FUND is permitted to carry forward net capital losses it incurs in taxable years beginning after December 22, 2010 without expiration. Any such carryforward losses will retain their character as short-term or long-term; this may result in larger distributions of short-term gains (taxed as ordinary income to individual shareholders) than would have resulted under the regime applicable to pre-2011 losses. The FUND will also generally be required to use any such carryforward losses, which will not expire, before it uses any pre-2011 losses. This may increase the likelihood that pre-2011 losses, if any, will expire unused.  As of September 30, 2015, the FUND had no tax basis capital losses to offset future capital gains.

The FUND will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.  The FUND intends to distribute substantially all of its investment company taxable income and net capital gain each fiscal year.

The Code imposes a 4% nondeductible excise tax on the FUND to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year.  In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year.  While the FUND intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% nondeductible excise tax, there can be no assurance that sufficient amounts of the FUND’s taxable income and capital gain will be distributed to avoid entirely the imposition of the excise tax.  In that event, the FUND will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

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The FUND may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its investment company taxable income and net capital gain that has been distributed.  If the FUND uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of FUND shares and will correspondingly reduce the amount of such income and gains that it distributes in cash.  If the IRS determines that the FUND’s allocation is improper and that the FUND has under-distributed its investment company taxable income and net capital gain for any taxable year, the FUND may be liable for federal income and/or excise tax.  If, as a result of such adjustment, the FUND fails to satisfy the distribution requirements for maintaining its status as a regulated investment company, it will not qualify that year as a regulated investment company.

Taxation of Shareholders

Investment company taxable income distributions (which include short-term capital gains) are taxable to shareholders as ordinary income (although a portion of such distributions may be taxable to shareholders at the lower rate applicable to dividend income), while distributions of net capital gain (net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain regardless of the shareholder’s holding period for the shares. Distributions from the FUND are taxable to shareholders, whether received in cash or in additional shares of the FUND.  In the case of domestic corporate shareholders, a portion of the FUND’s income distributions may be eligible for the 70% dividends-received deduction.

Any investment company taxable income or net capital gain distribution paid shortly after a purchase of shares of the FUND will have the effect of reducing the per share net asset value of such shares by the amount of the distribution.  Even if the net asset value of the shares of the FUND immediately after a distribution is less than the cost of such shares to the shareholder so that the distribution is the economic equivalent of a return of capital to the shareholder, the distribution will be taxable to the shareholder.

In addition to the federal income tax, certain individuals, trusts and estates may be subject to a Medicare tax of 3.8%.  The Medicare tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income, or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds.  The FUND’s distributions are includable in a shareholder’s investment income for purposes of this Medicare tax.  In addition, any capital gain realized by a shareholder upon a redemption of FUND shares is includable in such shareholder’s investment income for purposes of this Medicare tax.

Redemption of shares will generally result in a capital gain or loss for income tax purposes for shareholders who hold such shares for investment.  Such capital gain or loss will be long-term or short-term, depending on the shareholder’s holding period in the redeemed shares. However, if a loss is realized on shares held for six months or less, and the shareholder received a net capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the net capital gain distribution received.  Any loss realized on a redemption will be disallowed to the extent that shares redeemed are replaced (including through reinvestment of distributions) within a period of 61 days beginning 30 days before and ending 30 days after redemption of the original shares.  In that case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

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In addition to reporting gross proceeds from redemptions of mutual fund shares, federal law requires mutual funds, such as the FUND, to report to the IRS and shareholders the “cost basis” of shares acquired on or after January 1, 2012 (“covered shares”) that are redeemed on or after such date.  These requirements generally do not apply to FUND shares held through a tax-deferred arrangement or to certain types of entities (such as C corporations).  S corporations, however, are not exempt from these new rules.

Please note that if a shareholder is a C corporation, unless the shareholder has previously notified the FUND in writing that it is a C corporation, the shareholder must complete a new Form W−9 exemption certificate informing the FUND of such C corporation status or the FUND will be obligated to presume that the shareholder is an S corporation and to report the cost basis of covered shares that are redeemed to the IRS and to the shareholder pursuant to these rules. Also, if a shareholder holds FUND shares through a broker (or another nominee), the shareholder should contact that broker (nominee) with respect to the reporting of cost basis and available elections for the shareholder’s account.

If a shareholder holds FUND shares directly, the shareholder may request that the shareholder’s cost basis be calculated and reported using any one of a number of IRS-approved alternative methods.  A shareholder should contact the FUND to make, revoke or change the shareholder’s election.  If a shareholder does not affirmatively elect a cost basis method, the FUND will use the average cost basis method as its default method for determining the shareholder’s cost basis.

Shareholders should note that they will continue to be responsible for calculating and reporting the tax basis, as well as any corresponding gains or losses, of FUND shares purchased prior to January 1, 2012 that are subsequently redeemed.  Shareholders are encouraged to consult with their tax advisers regarding the application of the cost basis reporting rules to them and, in particular, which cost basis calculation method they should elect.  In addition, because the FUND is not required to, and in many cases does not possess the information to, take into account all possible basis, holding period or other adjustments into account in reporting cost basis information to shareholders, shareholders also should carefully review the cost basis information provided to them by the FUND and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax return.

The FUND may be required to withhold federal income tax at a current rate of 28% (“backup withholding”) from distributions and redemption proceeds if a shareholder fails to furnish the FUND with a correct social security or other tax identification number and certify under penalty of perjury that such number is correct and that he or she is not subject to backup withholding due to the underreporting of income.  The certification form is included as part of the share purchase application and should be completed when the account is opened.

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Under the Foreign Account Tax Compliance Act (“FATCA”), the FUND may be required to withhold a generally nonrefundable 30% tax on distributions of investment company taxable income paid after June 30, 2014 and distributions of net capital gain and the gross proceeds of a redemption of FUND shares paid after December 31, 2016 to (i) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the IRS the identity of certain of its accountholders, among other things, and (ii) certain “non-financial foreign entities” unless such entity certifies to the FUND that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other things.  This FATCA withholding tax could also affect the FUND’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its FUND shares through a foreign intermediary.  You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in the FUND and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

FUND shareholders may be subject to state, local and foreign taxes on their FUND distributions.

This section is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors may also be subject to state and local taxes.  Investors are urged to consult with their respective advisers for a complete review of the tax ramifications of an investment in the FUND.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Brad A. Kinder, CPA, 815 Parker Square, Flower Mound, Texas, 75028, serves as the independent registered public accounting firm for the FUND.

CAPITAL STRUCTURE

The Corporation’s Articles of Incorporation permit the Board to issue 30,000,000 shares of Common Stock, $1.00 par value.  The Common Stock is divisible into an unlimited number of “series,” each of which is a separate FUND.  Each share of a FUND represents an equal proportionate interest in that FUND.  Shareholders are entitled: (i) to one vote per full share of Common Stock; (ii) to such distributions as may be declared by the Board out of funds legally available; and (iii) upon liquidation, to participate ratably in the assets available for distribution.  There are no conversion or sinking fund provisions applicable to the shares, and the holders have no preemptive rights and may not cumulate their votes in the election of directors.  Consequently, the holders of more than 50% of the shares of Common Stock voting for the election of directors can elect the entire Board and in such event the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the Board.  The shares are redeemable and are transferable.  All shares issued and sold by the FUND will be fully paid and non-assessable.  Fractional shares of Common Stock entitle the holder to the same rights as whole shares.

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SHAREHOLDER MEETINGS

The Texas Business Corporation Act permits registered investment companies, such as the Corporation, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act.  The Corporation has adopted the appropriate provisions in its By-Laws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders under the 1940 Act.

The Corporation’s By-Laws also contain procedures for the removal of directors by its shareholders.  At any meeting of shareholders duly called and held at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

Upon the written request of the holders of shares entitled to vote not less than 10% of the FUND’s outstanding shares, the Secretary of the Corporation shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director.  Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a NAV of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Secretary in writing, stating that they wish to communicate with other shareholders with a view of obtaining signatures to a request for a meeting of shareholders and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Corporation; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

After opportunity for hearing upon the objections specified in the written statement so filed, the SEC may, and if demanded by the directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them.  If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

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DESCRIPTION OF BOND RATINGS

The FUND may invest in publicly distributed debt securities assigned one of the highest four ratings of either Standard & Poor’s Corporation or Moody’s Investors Service, Inc.  A brief description of the ratings symbols and their meanings follows.

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days.  The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise.  For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period.  However, any stated grace period longer than five business days will be treated as five business days.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.  An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Local Currency and Foreign Currency Risks – Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings.  An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

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“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics.  “BB” indicates the least degree of speculation and “C” the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment.  The “CC” rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise.  For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.  An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

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Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks - Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings.  An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more.  Such ratings reflect both the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default.  The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note:  Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.”  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating.  Notes with an original maturity of more than three years will most likely receive a long-term debt rating.  In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

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●	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

●	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to three years maturity.  Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity.  MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating.  MIG ratings are divided into three levels – “MIG-1” through “MIG-3” while speculative grade short-term obligations are designated “SG”.  The following summarizes the ratings used by Moody’s for short-term municipal obligations:

“MIG-1” – This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned:  a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”).  The second element uses a rating from a variation of the MIG rating scale called the Variable Municipal Investment Grade or “VMIG” scale.  The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” – This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

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“VMIG-2” – This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” – This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“NR” – Is assigned to an unrated obligation.

About Credit Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

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CONCORDE
PART C – OTHER INFORMATION

Item 28. Exhibits.

(a)	Registrant’s Articles of Incorporation, as amended.(2)
(b)	Registrant’s By-Laws.(1)
(c)	Instruments Defining Rights of Shareholders were previously filed with the Registration Statement on Form N-1A on September 18, 1995, and are incorporated herein by reference.
(d)	Investment Advisory Agreement.(7)
(e)	None
(f)	None
(g)	Custody Agreement with U.S. Bank National Association.(5)
(h)	(1)	(i)	Transfer Agent Servicing Agreement with First Wisconsin Trust Company (predecessor to U.S. Bancorp Fund Services, LLC).(7)
(ii)	Amendment to Transfer Agent Agreement dated February 13, 2006.(3)
(iii)	Addendum to the Transfer Agent Servicing Agreement dated May 13, 2009.(5)
(iv)	Amendment to the Transfer Agent Servicing Agreement dated December 17, 2003.(6)
(2)	(i)	Fund Administration Servicing Agreement with U.S. Bancorp Fund Services, LLC.(3)
(3)	(i)	Fund Accounting Servicing Agreement with U.S. Bancorp Fund Services, LLC.(3)
(i)	Opinion of Foley & Lardner, LLP, counsel for Registrant.(3)
(j)	Consent of Independent Registered Public Accounting Firm – filed herewith.
(k)	None
(l)	Subscription Agreement.(2)
(m)	None
(n)	None
(o)	Reserved.
(p)	Code of Ethics.(4)
_______________________
(1)
Previously filed as an exhibit to Post-Effective Amendment No. 10 to the Registration Statement and incorporated by reference thereto.  Post-Effective Amendment No. 10 to the Registration Statement was filed on September 18, 1995.

(2)
Previously filed as an exhibit to Post-Effective Amendment No. 14 to the Registration Statement and incorporated by reference thereto.  Post-Effective Amendment No. 14 to the Registration Statement was filed on January 30, 1998.

(3)	Previously filed as an exhibit to Post-Effective Amendment No. 23 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 23 was filed on January 29, 2007.
(4)	Previously filed as an exhibit to Post-Effective Amendment No. 25 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 25 was filed on January 26, 2009.
(5)
Previously filed as an exhibit to Post-Effective Amendment No. 27 to the Registration Statement and incorporated by reference thereto.  Post-Effective Amendment No. 27 to the Registration Statement was filed on January 27, 2010.

(6)
Previously filed as an exhibit to Post-Effective Amendment No. 28 to the Registration Statement and incorporated by reference thereto.  Post-Effective Amendment No. 28 to the Registration Statement was filed on January 25, 2011.

(7)
Previously filed as an exhibit to Post-Effective Amendment No. 36 to the Registration Statement and incorporated by reference thereto.  Post-Effective Amendment No. 36 to the Registration Statement was filed on January 26, 2015.

Item 29.  Persons Controlled by or under Common Control with Registrant.

Registrant is not controlled by any person.  Registrant neither controls any person nor is under common control with any person.

Item 30.  Indemnification.

Section 2.02 of the Texas Business Corporation Act and Article VII, Section 7 of the Registrant’s By-Laws provide for the indemnification of Registrant’s directors and officers in a variety of circumstances, which may include liabilities under the Securities Act of 1933.

The By-Laws provide that any director, officer, agent or employee of Registrant and any person similarly serving another enterprise at the request of Registrant is entitled to indemnification against expenses, judgments, fines and amounts paid in settlement reasonably incurred in any threatened, pending or completed proceeding if such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful; provided that Registrant may not indemnify any such person in relation to matters to which such person shall be adjudged in such action, suit or proceeding to be liable for gross negligence, willful misfeasance, bad faith or reckless disregard of the duties and obligations involved in the conduct of his office.  Unless ordered by a court, the determination that indemnification of an individual is proper is to be made by (i) the board of directors, by a majority vote of a quorum which consists of directors who were not parties to the action, suit or proceeding nor interested persons of Registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940; (ii) if such a quorum cannot be obtained, by a majority vote of a committee consisting of not less than two of such directors; (iii) if the required quorum is not obtainable and the committee cannot be established or if a quorum of disinterested directors so direct, by independent legal counsel in a written opinion; or (iv) by the shareholders.

Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.  Business and Other Connections of Investment Advisor.

Information with respect to Dr. Wood is incorporated by reference to the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933.

Item 32.  Principal Underwriters.

Registrant has no principal underwriters.

Item 33.  Location of Accounts and Records.

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of either Registrant’s Treasurer, Gary B. Wood, Ph.D., at Registrant’s corporate offices, 1000 Three Lincoln Centre, 5430 LBJ Freeway LB3, Dallas, Texas 75240-2650, or Registrant’s custodian, U.S. Bank, N.A., 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212, or at Registrant’s fund administrator, fund accountant, transfer agent, and dividend disbursing agent, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Item 34.  Management Services.

All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 35.  Undertakings.

Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant’s latest annual report to shareholders, upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized in the City of Dallas and State of Texas on January 21, 2016.

CONCORDE FUNDS, INC.
(Registrant)

By: /s/ Gary B. Wood
Gary B. Wood, Ph.D.
President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature	Title	Date

/s/ Gary B. Wood	Principal Executive Officer;	January 25, 2016
Gary B. Wood, Ph.D.	Director

/s/ Gregory B. Wood	Principal Financial and Accounting	January 22, 2016
Gregory B. Wood	Officer

/s/ John H. Wilson	Director	January 25, 2016
John H. Wilson

/s/ William Marcy	Director	January 25, 2016
William Marcy, Ph.D., P.E.

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

(j)	Consent of Independent Registered Public Accounting Firm